SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report  (Date of earliest  event reported):
                                February 5, 2000

                      NATIONAL DISCOUNT BROKERS GROUP, INC.
               (Exact name of Registrant as specified in Charter)


Delaware                             1-9480                         22-2394480
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(State or other jurisdiction       (Commission                   (IRS Employer
of incorporation)                   File Number)                  Identification
                                                                   Number)



10 Exchange Place Centre, 15th Floor, Jersey City, New Jersey       07302-3913
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(Address of principal executive office)                             (Zip Code)

Registrant's telephone number including area code:                (201) 946-2200
                                                                  --------------


                                 Not Applicable
                ------------------------------------------------
         (Former name and former address, as changed since last report)

Item 5.         Other Events


     National Discount Brokers Group, Inc. (the "Company") entered into a Securities Purchase Agreement dated February 5, 2000 (the "Purchase Agreement") with Go2Net, Inc., a Delaware corporation ("Go2Net"), and Vulcan Ventures Incorporated, a Washington corporation ("Vulcan" and together with Go2Net, the "Purchasers"), pursuant to which, in a private offering, the Purchasers (i) agreed to purchase 500,000 shares of common stock of the Company, par value $.01 per share for $13,500,000, and (ii) obtained warrants to purchase up to 500,000 additional shares of common stock at a purchase price of $33 per share for a period of three years subject to earlier termination if the market price of the Common Stock equals or exceeds $33.00 per share for a specified period of time. The Company consummated this sale on February 5, 2000. An application to list the total 1,000,000 shares of common stock on the New York Stock Exchange was approved by the NYSE.

     Included in the Purchase Agreement is a standstill provision generally providing that each Purchaser may not, until the earlier of (i) February 5, 2003, or (ii) the termination or expiration of the Co-Branding and Marketing Agreement (as defined below), acquire ownership of voting securities of the Company (except for certain permitted securities) if the acquisition of such securities would result in the Purchasers together beneficially owning more than 10% of the then outstanding voting securities of the Company. The standstill provision also prohibits without approved of the Board of Directors of the Company the solicitation of proxies to vote securities of the Company for a change in the directors or management of the Company and certain other specified matters; initiation, proposal or otherwise solicitation of any stockholder for approval of any stockholder proposal to change the directors or management of the Company or in connection with any merger or acquisition of the Company. The Purchase Agreement also provides for certain restrictions on the transfer of the shares and warrants and for a right of first refusal to the Company until February 4, 2001.

         As part of the Purchase Agreement the Company agreed to appoint a representative of the Purchasers to the Board of Directors of the Company. Go2Net Chairman and Chief Executive Officer Russell C. Horowitz was elected as that representative for the Company's Board of Directors on February 7, 2000.

     Contemporaneously with its entering into the Purchase Agreement, (i) the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement')dated as of February 5, 2000 among the Company, the Purchasers and IAT Reinsurance Syndicate, Ltd. ("IAT") pursuant to which the Company agreed under certain conditions to register for resale under Section 5 of the Securities Act of 1933, as amended, shares of common stock of the Company purchased by each of Go2Net, Vulcan and IAT, and (ii) the Company's subsidiary, National Discount Brokers Corporation ("NDB.com"), entered into a Co-Branding and Marketing Agreement dated February 5, 2000 with Go2Net (the "Co-Branding and Marketing Agreement"). The Company's previous registration rights agreement with IAT was terminated and replaced by the Registration Rights Agreement.


     Pursuant to the Co-Branding and Marketing Agreement, Go2Net will be paid an annual cash payment by NDB.com during the three-year term of the agreement, in exchange for NDB.com being the exclusive integrated brokerage service for the Go2Net Network, Go2Net's development and license of the Silicon Investor discussion boards to NDB.com and Go2Net placing NDB.com advertising on its various internet sites. The agreement also provides for additional payments by NDB.com in the event that Go2Net generates brokerage account referrals for NDB.com above levels specified in the agreement. The agreement also provides for earlier termination by either party in certain events.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                       Exhibit No.                  Description

                       4(a)                         Registration Rights Agreement among the Company, the Purchasers and IAT dated as of February 5, 2000.

                       4(b)                         Common Stock Purchase Warrant of the Company in favor of Go2Net dated
                                                    February 5, 2000.

                       4(c)                         Common Stock Purchase Warrant of the Company in favor of Vulcan dated
                                                    February 5, 2000.

                       99(a)                        Securities Purchase Agreement among the Company and the Purchasers dated
                                                    February 5, 2000 (without schedules and exhibits).

                                                    The  Registrant   agrees  to provide  omitted   schedules and exhibits
                                                    upon request of the Commission.  Omitted schedules and exhibits include exceptions to representations and  warranties,  form of opinion of  counsel and forms of related agreements.

                       99(b)                        Press Release dated February 7, 2000.








                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   National Discount Brokers Group, Inc.
                                   Registrant


Dated:  February 17, 2000         By:
                                   Name:  Arthur Kontos
                                   Title: President and Chief Executive Officer

Exhibit 4(a)

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                          REGISTRATION RIGHTS AGREEMENT

                             dated February 5, 2000,

                                      among

                      NATIONAL DISCOUNT BROKERS GROUP, INC.

                                     and the

                           STOCKHOLDERS LISTED HEREIN
















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



         REGISTRATION RIGHTS AGREEMENT dated February 5, 2000, among NATIONAL DISCOUNT BROKERS GROUP, INC., a Delaware corporation (the "Company"), and the stockholders of the Company listed on Schedule I (the "Investors").

         Each Investor currently owns (or has the right to acquire) the number of shares of Common Stock, $.01 par value (the "Common Stock"), of the Company set forth opposite the name of such Investor on Schedule I. The parties hereto deem it to be in their best interests to set forth their rights and obligations in connection with public offerings and sales of shares of Common Stock. Accordingly, the parties agree as follows:

         SECTION 1.        Definitions.

         As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" has the meaning ascribed to it in Rule 12b-2 promulgated under the Exchange Act.

         "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "Go2Net" means Go2Net, Inc., a Delaware corporation.

         "Go2Net Group" means Go2Net and Vulcan.

         "Go2Net  Group  Investors"  means the Go2Net  Group,  any  Affiliate of
Go2Net Group which owns Restricted Shares and any successor to, or assignee or transferee of, a Go2Net Group Investor who shall agree in writing to be treated as a Go2Net Group Investor and to be bound by the terms and comply with the provisions of this Agreement.

         "Go2Net Group Restricted Shares" means all Restricted Shares held by the Go2Net Group.

         "IAT" means IAT Reinsurance Syndicate, Ltd., a Bermuda corporation.

         "IAT Investors" means IAT, any Affiliate of IAT which owns Restricted Shares and any successor to, or assignee or transferee of, a IAT Investor who shall agree in writing to be treated as a IAT Investor and to be bound by the terms and comply with the provisions of this Agreement.

         "IAT Restricted Shares" means all Restricted Shares held by IAT Investors.

         "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

         "Primary Shares" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

         "Registrable Shares" means at any time, with respect to any Stockholder, the Restricted Shares held by such Stockholder which constitute Common Stock, but shall in no event include any warrants to purchase Common Stock.

         "Restricted Shares" means at any time, with respect to any Stockholder, the shares of Common Stock, the Warrant Shares, any other securities (except the Warrants) which by their terms are exercisable or exchangeable for or convertible into Common Stock or other securities which are so exercisable or convertible and any securities received in respect thereof, which are held by such Stockholder and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144 or which are not (or would not be, upon any such exercise, exchange or conversion) eligible for sale by the holder thereof under Rule 144 or any successor rule thereto or any complementary rule thereto.

         "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

         "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "Securities Purchase Agreement" means the Securities Purchase Agreement dated the date hereof among the Company, Go2Net and Vulcan.

         "Stockholders" means the Investors and any person or entity that acquires Restricted Shares directly or indirectly from an Investor in accordance with Section 17.

         "Transfer" means any disposition of any Restricted Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

         "Vulcan" means Vulcan Ventures Incorporated, a Washington corporation.

         "Warrants" means warrants to purchase Common Stock pursuant to the Securities Purchase Agreement.

         "Warrant Shares" means Common Stock to be issued by the Company pursuant to the Warrants.





         SECTION 2.        Demand Registration.

         (a) Subject to Section 3(b) below, at any time until June 30, 2002, the Stockholder(s) holding IAT Restricted Shares shall be entitled to request once that the Company effect a registration under the Securities Act of Registrable Shares in accordance with this Section; provided that such Stockholder(s) must request registration of at least 50% of the then outstanding IAT Restricted Shares.

         (b) Subject to paragraph (d) and Section 3(d) below, the Stockholder(s) holding Go2Net Group Restricted Shares shall be entitled to request once that the Company effect a registration under the Securities Act of Registrable Shares in accordance with this Section; provided that such Stockholder(s) must request registration of at least 50% of the then outstanding Go2Net Group Restricted Shares. However, no request for registration may be made for one year after the date hereof unless the Go2Net Group Restricted Shares may be sold, transferred or assigned as provided in Section 9.16 of the Securities Purchase Agreement, except a Permitted Transfer as defined in the Securities Purchase Agreement.


         (c) If the Company shall be requested to effect a registration under the Securities Act of Registrable Shares in accordance with this Section, then the Company shall promptly give written notice of such proposed registration to all Stockholders who are then holders of Restricted Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company' s notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall promptly use its commercially reasonable efforts in good faith to effect such registration on an appropriate form, including Form S-3, if available, under the Securities Act of the Registrable Shares which the Company has been so requested to register.

         (d) The Company shall not be obligated to effect any registration under the Securities Act requested under this Section except in accordance with the following provisions:

                  (i) The Company shall not be required to file a registration statement in any case with respect to the Go2Net Restricted Shares where Section 9.16 of the Securities Purchase Agreement would not allow the transfer, sale or assignment of the relevant Common Stock except a Permitted Transfer. The Company shall not be required to register a Permitted Transfer.

                  (ii) The Company's obligations to file a registration statement under this Section shall be suspended at any time when (A) it has not received a request under paragraph (a) or (b) above, and (B) it has filed, or its Board of Directors has approved the filing of, a registration statement under the Securities Act (other than on Form S-4 or Form S-8 or any successor forms thereto) for the offer and sale of Primary Shares. Such obligations shall resume on the earliest to occur of (X) the date on which such registration statement is withdrawn by the Company, or the Company's Board of Directors abandons its determination to file a registration statement for the offer and sale of Primary Shares, (Y) the date which is 90 days after the effective date of such registration statement, and (Z) the date which is 180 days after the first filing date of such registration statement;

                  (iii) the Company may delay the filing or effectiveness of any registration statement pursuant to this Section for a period not to exceed 90 days after the date of the Company's receipt of a request for registration if the Company's Board of Directors has determined that such registration would have a material adverse effect upon the Company or its then current business plans; provided, however, that the Company may cause such delay only once during any 360-day period;

                  (iv) with respect to any registration pursuant to this Section, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter (if any) advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such shares, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                           (A) first, the Registrable Shares held by the Stockholders, pro rata based upon the number of Restricted Shares (based upon Common Stock equivalents) owned by each such Stockholder at the time of such registration;

                           (B)  second, the Primary Shares; and


                           (C)  third, the Other Shares.


         (e) A requested registration under this Section may be rescinded by written notice to the Company by all of the Stockholders requesting such registration pursuant to paragraphs (a) or (b); such rescinded registration shall not count as a registration statement initiated pursuant to this Section if such registration statement is rescinded prior to the effective date thereof and if the Stockholder initiating such request shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration after the first rescission. Even if a registration statement is not rescinded pursuant to this paragraph (e), the Company will, at any time prior to the effectiveness of a registration statement, deregister any or all of a Stockholder's Registrable Shares included in such registration statement, promptly upon the Company's receipt of a written request from such Stockholder and the Company may withdraw a registration statement so requested if a Stockholder requesting deregistration initiated the registration statement.

         SECTION 3.        Piggyback Registration.

         (a) If the Company at any time proposes for any reason to register Primary Shares or Other Shares or Registrable Shares if and as required under Sections 2(a) or 2(b) hereof, under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or other than in connection with an exchange offer or offering solely to the Company's stockholders ), it shall promptly give written notice to each Stockholder of its intention to so register the Primary Shares or Other Shares or such Registrable Shares and, upon the written request, given within 10 days after delivery of any such notice by the Company, of any Stockholder to include in such registration Registrable Shares held by such Stockholder (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its commercially reasonable efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares or Other Shares or such Registrable Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares or such Registrable Shares proposed to be included in such registration shall be included in the following order:

         (a)      first, the Primary Shares;


         (b) second, the Registrable Shares held by the Stockholders, pro rata based upon the number of Restricted Shares (based upon Common Stock equivalents) specified in their written requests made under this Section 3(a) above;

         (c)      third, the Other Shares; and


         (d)      fourth, such other Registrable Shares.


         (e) No Stockholder may request that the Company file a registration statement pursuant to Section 2 until the date which is 180 days after the effective date of any registration statement filed pursuant to paragraph (a).


         (f) Any Stockholder requesting registration under this Section shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company. No Stockholder may utilize a registration statement filed pursuant to this Section to register Go2Net Group Restricted Shares if the sale, transfer or assignment of such Shares is subject to the transfer restriction of Section 9.16 of the Securities Purchase Agreement, except a Permitted Transfer. No Permitted Transfer may be registered pursuant to this Section.

         SECTION 4. Expenses.

         The Company shall bear the expense of the registrations effected pursuant to Sections 2 and 3, including, in each case, without limitation, all registration and filing fees (including all expenses incident to filing with the
NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's counsel and accountants, and the fees and expenses of the Selling Stockholders' Counsel (as defined below), but excluding any underwriters' or brokers' discounts or commissions and the fees of any counsel to the selling Stockholders, other than the Selling Stockholders' Counsel.

         SECTION 5.        Holdback Agreement.

         If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2 or 3) for sale to the public and the managing underwriter for such registration shall request, the Stockholders shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Stockholders, which period shall not begin more than 10 days prior to the effective date of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement.

         SECTION 6.        Preparation and Filing.

         If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

                  (a) use its commercially reasonable efforts in good faith to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 180 days (as extended pursuant to Section 22) or until all of such Registrable Shares have been disposed of (if earlier);

                  (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holders of a majority of such Registrable Shares (the "Selling Stockholders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                  (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 180 days (as extended pursuant to Section 22) or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

                  (d)  notify  in  writing  the  Selling  Stockholders'  Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                  (e) use its commercially reasonable efforts in good faith to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

                  (f) furnish to each seller of such Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                  (g) use its commercially reasonable efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

                  (h) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (i) make available for inspection by the Selling Stockholders' Counsel or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by a seller of Registrable Shares or any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. Each Investor agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                  (j) use its commercially reasonable efforts in good faith to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

                  (k) use its commercially reasonable efforts in good faith to obtain from its counsel an opinion or opinions in customary form;

                  (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

                  (m)  issue  to  any   underwriter   to  which  any  seller  of
         Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares; provided, however, that the Company shall have the right to approve any such underwriter which approval shall not be unreasonably withheld or delayed; provided that the Company specifies in writing the reason for any rejection of an underwriter selected by the holders of the Registrable Shares;

                  (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its commercially reasonable efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national securities exchange as the holders of a majority of such Registrable Shares shall request;

                  (o) otherwise use its commercially reasonable efforts in good faith to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                  (p) use its commercially reasonable efforts in good faith to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

         SECTION 7.        Indemnification.

         In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall and hereby agrees to indemnify and hold harmless the seller of such Registrable Shares, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof; provided, further, that the foregoing indemnity shall not inure to the benefit of any underwriter, with respect to any preliminary prospectus, from whom the person asserting any losses, claims, damages and liabilities and judgments purchased Registrable Shares or any person controlling such underwriter, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such underwriter to such person, if required by law so to have been delivered, or prior to a written confirmation of the sale of the Registrable Shares to such person, and if the prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment, unless such failure to deliver the prospectus (as so amended and supplemented) was a result of noncompliance by the Company with
Section 6(f) hereof.

         In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Registrable Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter in an instrument duly executed by such seller or underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that such obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of Registrable Shares, an amount equal to the lesser of (i) such seller's proportionate share of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder or (ii) the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

         The indemnification required by this Section 7 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

         Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

         The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of the Registrable Shares by the relevant Stockholder.

         If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the sellers of Registrable Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in the fourth paragraph of this Section 7, any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a seller of Registrable Shares exceed the lesser of (i) such seller's proportionate share of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder or (ii) the aggregate net proceeds received by such seller from the sale of its Registrable Shares.

         SECTION 8.        Underwriting Agreement.
         Notwithstanding the provisions of Sections 5, 6 and 7, to the extent that the Company and the Stockholders selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such other
agreement.   Notwithstanding  the  foregoing,   the  Stockholders  will  execute
underwriting agreements when requested by the Company, including indemnifications consistent with prevalent commercial practices in the securities industry, which indemnifications shall supersede those provided above.

         SECTION 9.        Information by Holder.

         Each Stockholder selling Registrable Shares in a proposed registration shall furnish to the Company such written information regarding such holder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         SECTION 10.       Exchange Act Compliance.

         The Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Stockholder in supplying such information as may be necessary for such Stockholder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

         SECTION 11.       Rule 144 Requirements.

         With a view to making available to the Stockholders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Stockholder to sell Registrable Shares to the public without registration, the Company agrees to use its best efforts to

         (a) make and keep current public information available, as those terms are understood and defined in Rule 144(c)(1);

         (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144(c)(1) and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company filed under Section 13 or 15(d) of the Exchange Act, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         SECTION 12.       Restriction on Transfer.

         (a) The Restricted Shares shall not be transferable except upon the conditions specified in this Section, which conditions are intended to insure compliance with the provisions of the Securities Act.

         (b) Each certificate representing Restricted Shares shall (unless otherwise permitted by the provisions of paragraph (c) and (d) below) be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE
                  COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED." [APPLIES ONLY TO SHARES HELD BY GO2NET GROUP INVESTORS - THESE SHARES ARE SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT, AND HOLDERS OF THE SHARES ARE SUBJECT TO STANDSTILL PROVISIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT.]

The foregoing legend shall be removed from the certificates representing any Registrable Shares at the request of the holder thereof at such time as they become registered and sold under the Securities Act or eligible for resale pursuant to Rule 144 under the Securities Act.

         (c) The holder of any Restricted Shares by acceptance thereof agrees, prior to any Transfer of any Restricted Shares, to give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section. Each such notice shall describe the manner and circumstances of the proposed Transfer. Upon request by the Company, the holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for the holder of Restricted Shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed Transfer does not involve a transaction requiring registration or qualification of such Restricted Shares under the Securities Act or the securities or "blue sky" laws of any state of the United States. Such holder of Restricted Shares shall be entitled to Transfer such Restricted Shares in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion within fifteen days after delivery of such notice, or, if it requests such opinion, does not reasonably object to such Transfer within fifteen days after delivery of such opinion. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Shares (and each certificate or other instrument evidencing any untransferred balance of such Registered Shares) shall bear the legend set forth in paragraph (b) above unless (i) in such opinion of counsel to the holder of Restricted Shares (which opinion and counsel shall be reasonably acceptable to the Company) registration of any future Transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legends.

         (d) Notwithstanding the foregoing provisions of this Section, the restrictions imposed by this Section upon the transferability of any Restricted Shares shall cease and terminate when (i) any such Restricted Shares are sold or otherwise disposed of (A) pursuant to an effective registration statement under the Securities Act or (B) in a transaction contemplated by paragraph (c) above which does not require that the Restricted Shares so transferred bear the legend set forth in paragraph (b) hereof, or (ii) the holder of such Restricted Shares has met the requirements for Transfer of such Restricted Shares under Rule 144 under the Securities Act (subject to the delivery of opinions as set forth above). Whenever the restrictions imposed by this Section shall terminate, the holder of any Restricted Shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in paragraph (b) above and not containing any other reference to the restrictions imposed by this Section.

         SECTION 13.       Successors and Assigns.

         This Agreement shall bind and inure to the benefit of the Company and the Stockholders and, subject to Section 14, their respective successors and assigns.

         SECTION 14.       Assignment.

         A Stockholder may assign its rights hereunder to any persons or entities that acquire Restricted Shares from such Stockholder; provided, however, that such person or entity shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such Restricted Shares.

         SECTION 15.       Entire Agreement.

         This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto. Any prior registration rights agreement with IAT Reinsurance Syndicate, Ltd. is hereby terminated, without any liability.

         SECTION 16.       Notices.

         All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:

                  (i)      if to the Company:

                           National Discount Brokers Group, Inc.
                           10 Exchange Place Centre
                           Jersey City, NJ 07302
                           Fax: (201) 946-4510
                           Telephone: (201) 946-4482
                           Attention:  General Counsel

                  with a copy to:

                           Gibbons, Del Deo, Dolan, Griffinger & Vecchione One Riverfront Plaza
                           Newark, New Jersey 07102
                           Fax: (973) 596-0545
                           Telephone: (973) 596-4549
                           Attention: James B. Keenan, Esq.

                  (ii)     if to the Investors:

                           to the address set forth for such Investor on
                           Schedule I, with copies to:

                           Hutchins, Wheeler & Dittmar
                           A Professional Corporation
                           101 Federal Street
                           Boston, MA 02110
                           Fax: (617) 951-1295
                           Telephone: (617) 951-6600
                           Attention: Francis J. Feeney, Jr., Esq.

                           Cooley, Godward LLP
                           5200 Carillon Point
                           Kirkland, WA 98033
                           Fax:  (425) 893-7777
                           Attention:  Christopher Wright, Esq.

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of a nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the fifth business day following such mailing if sent by certified mail, return receipt requested.

         SECTION 17.       Modifications: Amendments: Waivers.

         The terms and  provisions  of this  Agreement  may not be  modified  or
amended,   except   pursuant  to  a  writing  signed  by  the  Company  and  the
Stockholders.

         SECTION 18.       Counterparts.

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         SECTION 19.       Headings.

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         SECTION 20.       Severability.

         It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought.
Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 21.       Governing Law; Submission to Jurisdiction.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles governing conflicts of laws. The Company and the Investors submit to, and agree to take all further steps necessary to submit to, the jurisdiction of the United States District Court of Delaware, and irrevocably waive any objection to venue in such court in the event liability is alleged and/or any action, suit or proceeding is commenced under this Agreement.

         SECTION 22.       Suspension of Disposition of Registrable Shares.

         It shall be a condition precedent to the obligations of the Company under Section 6 that each seller of Registrable Shares shall have agreed that,
(i) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 6(h) hereof, such selling Stockholder will forthwith discontinue disposition of Registrable Shares until such selling Stockholder receives copies of a supplemented or amended prospectus contemplated by paragraph 6(h) hereof, or until such selling Stockholder is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and (ii) if so directed by the Company, such selling Stockholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such selling Stockholder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. The 180-day periods referred to in paragraphs 6(a) and 6(c) of this Agreement shall be extended by the number of days during which a selling Stockholder is prevented from disposing of Registrable Shares by virtue of this Section 25.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

                                          NATIONAL DISCOUNT BROKERS GROUP, INC.

                                          By:  /s/ Arthur Kontos
                                            Name:  Arthur Kontos
                                            Title: President and CEO

                                          GO2NET, INC.


                                          By:  /s/ Michael J. Ricco, Jr.
                                            Name:  Michael J. Ricco, Jr.
                                            Title: Chief Operating Officer

                                          VULCAN VENTURES INCORPORATED


                                          By:  /s/ William D. Savoy
                                            Name:  William D. Savoy
                                            Title: Vice President

                                          IAT REINSURANCE SYNDICATE, LTD.


                                          By:  /s/ Peter R. Kellogg
                                            Name:  Peter R. Kellogg
                                            Title:



                                   Schedule I

Investors                                                                               Shares of
                                                                                      Common Stock

Go2Net, Inc.                                                                             260,000
999 Third Avenue
Seattle, WA 98104
Fax: (206) 447-1625
Phone: (206) 447-1595
Attention:  General Counsel

Vulcan Ventures Incorporated                                                             740,000
110 110th Avenue, N.E., Suite 550
Bellevue, WA 98004
Fax: (425) 453-1540
Attention:  Diane Daggatt

IAT Reinsurance Syndicate, Ltd.                                                          1,500,000



31

Exhibit 4(b)
                          COMMON STOCK PURCHASE WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NO SALE OR TRANSFER HEREOF MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT IS SUBJECT TO THE STANDSTILL PROVISION SET FORTH IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED FEBRUARY 5, 2000 AMONG THE COMPANY, GO2NET, INC. AND VULCAN VENTURES INCORPORATED, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICES (THE "AGREEMENT").

No. W-G1   Right to Purchase 130,000 Shares of Common Stock of National Discount
Brokers Group, Inc.


                          Common Stock Purchase Warrant

NATIONAL DISCOUNT BROKERS GROUP, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, GO2NET, INC., or registered permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., New York, New York, time, on February 5, 2003, ONE HUNDRED THIRTY THOUSAND (130,000) fully paid and nonassessable shares of common stock, par value $.01 per share, of the Company (the "Warrant Shares"), at an exercise price per share of $33.00 (such Exercise Price per share as adjusted from time to time as herein provided is referred to herein as the "Exercise Price"). The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

         This Warrant is issued pursuant to the Agreement. The holder of this Warrant shall be entitled to all of the benefits of the Agreement and the Registration Rights Agreement, as provided therein, respectively. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" shall include the Company and any corporation which shall succeed or assume the obligations of the Company hereunder.

                  (b) The term "Common Stock" includes the Company's Common Stock, $.01 par value per share, as authorized on the date of the Agreement and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         1.       Exercise of Warrant.


                  1.1. Full Exercise. Subject to the provisions of Section 1.6 hereof, this Warrant may be exercised at any time in full in the sole discretion of the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company or by wire transfer in immediately available funds, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price then in effect.

                  1.2.  Partial  Exercise.  Subject to the provisions of Section
1.6 hereof, this Warrant may be exercised at any time in the sole discretion of the holder hereof in part by surrender of this Warrant in the manner and at the place provided in Section 1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Exercise Price then in effect; provided that any exercise of this Warrant in part shall be for the lesser of (i) 50,000 shares of Common Stock, or (ii) the remaining amount of shares of Common Stock which may be exercised hereunder. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                  1.3 Termination. Subject to the provisions of Section 1.6 hereof, unless sooner terminated, this Warrant shall expire ten (10) days after the Company shall notify the holder hereof in writing that the Market Price (as hereinafter defined) per share of Common Stock has equaled or exceeded $33.00 (as adjusted for any of the changes set forth in, and consistent with, Section 5 hereof) for eighteen (18) of twenty-one (21) consecutive trading days prior to the date of said notice, where trading days means any day during which (i) the principal securities exchange on which the Common Stock is listed is open for trading, or (ii) if the Common Stock is not so listed, a day when the principal securities market where the Common Stock is traded is open for trading; provided however, that if the exercise of this Warrant will require any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") then the termination of this Warrant pursuant to this Section 1.3 shall be tolled until all such filings shall have been made by the parties required to do so and any waiting period (and any extension thereof) under the HSR Act, applicable to the exercise of this Warrant, shall have expired or shall have terminated and neither the Company nor the holder hereof shall be subject to any injunction or temporary restraining order against any exercise of this Warrant. The holder hereof covenants and agrees to promptly file all such filings required under the HSR Act within ten (10) days after receiving the foregoing notice from the Company.

         As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq SmallCap Market ("NSM") or similar organization if NSM is no longer reporting such information, or if the Common Stock is not quoted on NSM, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

         1.4. Standstill Agreement The shares of Common Stock acquired pursuant to this Warrant are subject to (i) the Standstill Agreement provision set forth in Article VII of the Agreement, and (ii) the provisions regarding transferability set forth in Section 9.17 of the Agreement, as fully and completely as if set forth herein at length.

         1.5 Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

         1.6 Compliance with HSR Act. Prior to any exercise of this Warrant, all required filings under the HSR Act shall have been made by the parties required to do so and any waiting period (and any extension thereof) under the HSR Act, applicable to the exercise of this Warrant, shall have expired or shall have terminated and neither the Company nor the holder hereof shall be subject to any injunction or temporary restraining order against any exercise of this Warrant.

         1.7 Right of First Refusal. If a holder proposes to sell, transfer or assign any of its shares of Common Stock acquired pursuant to this Warrant (the "Warrant Shares") on or before February 5, 2001 then prior to such sale, transfer or assignment, the holder shall give written notice to the Company of such transfer, sale or assignment for purposes of offering the Company the opportunity to purchase such Warrant Shares on the same terms and conditions as set forth in such offer to purchase (the "Notice"). The Notice shall describe in reasonable detail the proposed transfer including: (i) the number of Warrant Shares to be transferred, (ii) the nature of such transfer, and (iii) if such transfer is to be done by a private placement then the name and address of each prospective purchaser or transferee and the consideration to be paid for the Warrant Shares. If the holder desires to sell any of the Warrant Shares to the public pursuant to a registration statement filed with and declared effective by the Commission under the Securities Act of 1933, as amended, then the applicable price per share shall be the closing price of the Common Stock on the New York Stock Exchange on the date of the Notice. In the event that within one (1) business day following its receipt of the Notice, the Company does not notify the holder in writing of its desire to purchase all, but not less than all, of such Warrant Shares on the same terms and conditions as set forth in the Notice, then the holder may sell the Warrant Shares. The Company shall effect the purchase of the Warrant Shares, including payment of the purchase price, not more than one (1) business day after delivery of its notice to the holder that it intends to purchase the Warrant Shares, and at such time the holder shall deliver to the Company the certificate(s) representing the Warrant Shares to be purchased by the Company, each certificate to be properly endorsed for transfer. The Warrant Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of Common Stock. Notwithstanding the foregoing, the right of first refusal of the Company set forth in this Section 1.7 shall not apply to any Permitted Transfer. Terms used in this Section 1.7 and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         2.       Delivery of Stock Certificates, etc. on Exercise.


     As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes and, if requested by the Company, demonstration by such holder of compliance with applicable securities laws) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc.

     In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

                  (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                  (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

                  (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, without duplicating any of the adjustments required by
Section 5 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof the holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) of this Section 3) receivable by the holder as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

         4.       Adjustment for Reorganization, Consolidation, Merger, etc.

         4.1. Reorganization. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

         4.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in New York, New York, as trustee for the holder or holders of the Warrant.

         4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

         5. Adjustment for Changes in Shares

     In the event that the Company shall (i) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable on such exercise by a fraction of which (i) the numerator is the Exercise Price which would otherwise (but for the provisions of this Section 5) be in effect, and (ii) the denominator is the Exercise Price in effect on the date of such exercise.


         6. No Dilution or Impairment.

     The Company will not, by amendment of its Restated Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise. The Company will (a) provided that this Warrant may at the time of exercise still be exercised for stock and not other property or cash, will take all such reasonable action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant from time to time outstanding, and (b) notify the holder of this Warrant no later than twenty (20) days prior to the transfer of all or substantially all of its properties and assets to any other person (corporate or otherwise) or consolidation with or merger with or into any other person, whether or not the Company is the surviving corporation.


         7.  Accountants'  Certificate  as to  Adjustments.

     In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or, if the holder of a Warrant so requests, independent certified public accountants of recognized standing selected by the Company to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and
(c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant, and will, on the written request at any time of the holder of this Warrant, furnish to such holder a like certificate setting forth the Exercise Price at the time in effect and showing how it was calculated.


         8.       Notices of Record Date, etc.

                  In the event of

                  (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

                  (d) any  proposed  issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of this Warrant), then and in each such event the Company will mail or cause to be mailed to each registered holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

         9.       Reservation of Stock, etc., Issuable on Exercise of Warrant.

     The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise of this Warrant.

         10.  Exchange of Warrant.

     On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new warrant or warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes and, if requested by the Company, demonstration by such holder of compliance with applicable securities laws) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered.


         11.  Replacement  of  Warrant.

     On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.


         12. Warrant Agent.

     The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 10, and replacing this Warrant pursuant to Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.


         13.  Remedies.

     The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.


         14.  Negotiability,  etc.

     This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees, subject, however, to Section 15 hereof and the restrictions on transfer set forth therein:

                  (a) subject to compliance with all applicable securities laws, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                  (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         15.  Restriction on Transfer of Warrants.

     Each holder or owner of this Warrant, by its acceptance hereof, covenants and agrees that this Warrant is being acquired as an investment and not with a view to the distribution thereof; and that this Warrant may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in any way or manner, in whole or in part, without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion, except to Go2Net, Inc. which in such case, as a condition to such transfer, also shall be subject to this restriction.


         16. Notices, etc.

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.


         17.  Miscellaneous.

     This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The parties hereby agree that this Warrant, and the respective rights, duties and obligations of the parties hereunder, shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, without giving effect to principles of conflicts of law thereunder. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


         18.      Expiration; Automatic Exercise.

Subject to Section 1.3, the right to exercise this Warrant shall expire at 5:00 P.M., New York, New York, time, on February 5, 2003.


                                          NATIONAL DISCOUNT BROKERS GROUP, INC.



                                          By:      /s/ Arthur Kontos
                                                   Name:  Arthur Kontos
                                                   Title: President and CEO






Dated:   February 5, 2000

FORM OF SUBSCRIPTION
(To be signed only on exercise of Warrant)

TO:      NATIONAL DISCOUNT BROKERS GROUP, INC.

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder __________shares of Common Stock of National Discount Brokers Group, Inc. and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to whose address is
------------------------------

Dated:                                               ___________________________

(Signature must conform to name of holder as
specified on the face of the Warrant)
------------------------------

FORM OF ASSIGNMENT
(To be signed only on transfer of warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ______________ the right represented by the within Warrant to purchase _____ shares of Common Stock of National Discount Brokers Group, Inc. to which the within Warrant relates, and appoints ____________________ Attorney to transfer such right on the books of National Discount Brokers Group, Inc. with full power of substitution in the premises.


Dated:                                      ____________________________________

(Signature must conform to name of holder as specified on the face of the Warrant)

------------------------------
(Address)

Signed in the presence of:
------------------------------

Exhibit 4(c)

                          COMMON STOCK PURCHASE WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NO SALE OR TRANSFER HEREOF MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT IS SUBJECT TO THE STANDSTILL PROVISION SET FORTH IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED FEBRUARY 5, 2000 AMONG THE COMPANY, GO2NET, INC. AND VULCAN VENTURES INCORPORATED, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICES (THE "AGREEMENT").

No. W-V1      Right to Purchase 370,000 Shares of Common Stock of National
Discount Brokers Group, Inc.


                          Common Stock Purchase Warrant

NATIONAL DISCOUNT BROKERS GROUP, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, VULCAN VENTURES INCORPORATED, or registered permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., New York, New York, time, on February 5, 2003, THREE HUNDRED SEVENTY THOUSAND (370,000) fully paid and nonassessable shares of common stock, par value $.01 per share, of the Company (the "Warrant Shares"), at an exercise price per share of $33.00 (such Exercise Price per share as adjusted from time to time as herein provided is referred to herein as the "Exercise Price"). The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

         This Warrant is issued pursuant to the Agreement. The holder of this Warrant shall be entitled to all of the benefits of the Agreement and the Registration Rights Agreement, as provided therein, respectively. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" shall include the Company and any corporation which shall succeed or assume the obligations of the Company hereunder.

                  (b) The term "Common Stock" includes the Company's Common Stock, $.01 par value per share, as authorized on the date of the Agreement and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         1.       Exercise of Warrant.


                  1.1. Full Exercise. Subject to the provisions of Section 1.6 hereof, this Warrant may be exercised at any time in full in the sole discretion of the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company or by wire transfer in immediately available funds, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price then in effect.

                  1.2.  Partial  Exercise.  Subject to the provisions of Section
1.6 hereof, this Warrant may be exercised at any time in the sole discretion of the holder hereof in part by surrender of this Warrant in the manner and at the place provided in Section 1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Exercise Price then in effect; provided that any exercise of this Warrant in part shall be for the lesser of (i) 50,000 shares of Common Stock, or (ii) the remaining amount of shares of Common Stock which may be exercised hereunder. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                  1.3 Termination. Subject to the provisions of Section 1.6 hereof, unless sooner terminated, this Warrant shall expire ten (10) days after the Company shall notify the holder hereof in writing that the Market Price (as hereinafter defined) per share of Common Stock has equaled or exceeded $33.00 (as adjusted for any of the changes set forth in, and consistent with, Section 5 hereof) for eighteen (18) of twenty-one (21) consecutive trading days prior to the date of said notice, where trading days means any day during which (i) the principal securities exchange on which the Common Stock is listed is open for trading, or (ii) if the Common Stock is not so listed, a day when the principal securities market where the Common Stock is traded is open for trading; provided however, that if the exercise of this Warrant will require any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") then the termination of this Warrant pursuant to this Section 1.3 shall be tolled until all such filings shall have been made by the parties required to do so and any waiting period (and any extension thereof) under the HSR Act, applicable to the exercise of this Warrant, shall have expired or shall have terminated and neither the Company nor the holder hereof shall be subject to any injunction or temporary restraining order against any exercise of this Warrant. The holder hereof covenants and agrees to promptly file all such filings required under the HSR Act within ten (10) days after receiving the foregoing notice from the Company.

         As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq SmallCap Market ("NSM") or similar organization if NSM is no longer reporting such information, or if the Common Stock is not quoted on NSM, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

                  1.4. Standstill Agreement The shares of Common Stock acquired pursuant to this Warrant are subject to (i) the Standstill Agreement provision
set forth in  Article  VII  of  the   Agreement,   and  (ii)  the   provisions
regarding transferability set forth in Section 9.17 of the Agreement, as fully and completely as if set forth herein at length.

                  1.5 Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

                  1.6 Compliance with HSR Act. Prior to any exercise of this Warrant, all required filings under the HSR Act shall have been made by the parties required to do so and any waiting period (and any extension thereof) under the HSR Act, applicable to the exercise of this Warrant, shall have expired or shall have terminated and neither the Company nor the holder hereof shall be subject to any injunction or temporary restraining order against any exercise of this Warrant.

                  1.7 Right of First Refusal. If a holder proposes to sell, transfer or assign any of its shares of Common Stock acquired pursuant to this Warrant (the "Warrant Shares") on or before February 5, 2001 then prior to such sale, transfer or assignment, the holder shall give written notice to the Company of such transfer, sale or assignment for purposes of offering the Company the opportunity to purchase such Warrant Shares on the same terms and conditions as set forth in such offer to purchase (the "Notice"). The Notice shall describe in reasonable detail the proposed transfer including: (i) the number of Warrant Shares to be transferred, (ii) the nature of such transfer, and (iii) if such transfer is to be done by a private placement then the name and address of each prospective purchaser or transferee and the consideration to be paid for the Warrant Shares. If the holder desires to sell any of the Warrant Shares to the public pursuant to a registration statement filed with and declared effective by the Commission under the Securities Act of 1933, as amended, then the applicable price per share shall be the closing price of the Common Stock on the New York Stock Exchange on the date of the Notice. In the event that within one (1) business day following its receipt of the Notice, the Company does not notify the holder in writing of its desire to purchase all, but not less than all, of such Warrant Shares on the same terms and conditions as set forth in the Notice, then the holder may sell the Warrant Shares. The Company shall effect the purchase of the Warrant Shares including payment of the purchase price, not more than one (1) business day after delivery of its notice to the holder that it intends to purchase the Warrant Shares, and at such time the holder shall deliver to the Company the certificate(s) representing the Warrant Shares to be purchased by the Company, each certificate to be properly endorsed for transfer. The Warrant Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of Common Stock. Notwithstanding the foregoing, the right of first refusal of the Company set forth in this Section 1.7 shall not apply to any Permitted Transfer. Terms used in this Section 1.7 and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         2.       Delivery of Stock Certificates, etc. on Exercise.

     As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes and, if requested by the Company, demonstration by such holder of compliance with applicable securities laws) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc.

     In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

                  (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                  (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

                  (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, without duplicating any of the adjustments required by
Section 5 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof the holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) of this Section 3) receivable by the holder as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

         4.       Adjustment for Reorganization, Consolidation, Merger, etc.

         4.1. Reorganization. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

         4.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in New York, New York, as trustee for the holder or holders of the Warrant.

         4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

         5. Adjustment for Changes in Shares In the event that the Company shall
(i) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable on such exercise by a fraction of which (i) the numerator is the Exercise Price which would otherwise (but for the provisions of this Section 5) be in effect, and (ii) the denominator is the Exercise Price in effect on the date of such exercise.

         6. No Dilution or Impairment. The Company will not, by amendment of its Restated Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise. The Company will (a) provided that this Warrant may at the time of exercise still be exercised for stock and not other property or cash, will take all such reasonable action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant from time to time outstanding, and (b) notify the holder of this Warrant no later than twenty
(20) days prior to the transfer of all or substantially all of its properties and assets to any other person (corporate or otherwise) or consolidation with or merger with or into any other person, whether or not the Company is the surviving corporation.

         7. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or, if the holder of a Warrant so requests, independent certified public accountants of recognized standing selected by the Company to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant, and will, on the written request at any time of the holder of this Warrant, furnish to such holder a like certificate setting forth the Exercise Price at the time in effect and showing how it was calculated.

         8.       Notices of Record Date, etc.  In the event of

                  (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

                  (d) any  proposed  issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of this Warrant), then and in each such event the Company will mail or cause to be mailed to each registered holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

         9.       Reservation of Stock, etc., Issuable on Exercise of Warrant.

     The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise of this Warrant.

         10.  Exchange of Warrant.

     On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new warrant or warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes and, if requested by the Company, demonstration by such holder of compliance with applicable securities laws) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered.

         11.  Replacement  of  Warrant.

     On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

         12. Warrant Agent.

     The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 10, and replacing this Warrant pursuant to Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         13.  Remedies.

     The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         14.  Negotiability,  etc.

     This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees, subject, however, to Section 15 hereof and the restrictions on transfer set forth therein:

                  (a) subject to compliance with all applicable securities laws, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                  (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         15.  Restriction on Transfer of Warrants.

     Each holder or owner of this Warrant, by its acceptance hereof, covenants and agrees that this Warrant is being acquired as an investment and not with a view to the distribution thereof; and that this Warrant may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in any way or manner, in whole or in part, without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion, except to Go2Net, Inc. which in such case, as a condition to such transfer, also shall be subject to this restriction.

         16. Notices, etc.

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         17.  Miscellaneous.

     This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The parties hereby agree that this Warrant, and the respective rights, duties and obligations of the parties hereunder, shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, without giving effect to principles of conflicts of law thereunder. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


         18.      Expiration; Automatic Exercise.

     Subject to Section 1.3, the right to exercise this Warrant shall expire at 5:00 P.M., New York, New York, time, on February 5, 2003.


                                           NATIONAL DISCOUNT BROKERS GROUP, INC.



                                           By:       /s/ Arthur Kontos
                                              Name:  Arthur Kontos
                                              Title: President and CEO






Dated:   February 5, 2000

FORM OF SUBSCRIPTION
(To be signed only on exercise of Warrant)

TO:      NATIONAL DISCOUNT BROKERS GROUP, INC.

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder __________shares of Common Stock of National Discount Brokers Group, Inc. and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to whose address is
------------------------------

Dated:                                               ___________________________

(Signature must conform to name of holder as
specified on the face of the Warrant)
------------------------------

FORM OF ASSIGNMENT
(To be signed only on transfer of warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ______________ the right represented by the within Warrant to purchase _____ shares of Common Stock of National Discount Brokers Group, Inc. to which the within Warrant relates, and appoints ____________________ Attorney to transfer such right on the books of National Discount Brokers Group, Inc. with full power of substitution in the premises.


Dated:                                      ____________________________________

(Signature must conform to name of holder as specified on the face of the
 Warrant)
------------------------------
(Address)

Signed in the presence of:
------------------------------

Exhibit 99(a)

                                                                 Execution Copy








                      NATIONAL DISCOUNT BROKERS GROUP, INC.

                          SECURITIES PURCHASE AGREEMENT

                          Dated as of February 5, 2000

                      NATIONAL DISCOUNT BROKERS GROUP, INC.

                          SECURITIES PURCHASE AGREEMENT

                          Dated as of February 5, 2000

                                      INDEX


ARTICLE I PURCHASE AND SALE OF SHARES..............................................................................1


   1.1  Purchase and Sale..........................................................................................1
        -----------------

   1.2  Purchase and Sale of Warrant...............................................................................1
        ----------------------------

   1.3  Closing....................................................................................................1
        -------

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................................2


   2.1  Organization and Corporate Power...........................................................................2
        --------------------------------

   2.2  Authorization..............................................................................................2
        -------------

   2.3  Government Approvals.......................................................................................2
        --------------------

   2.4  Authorized and Outstanding Stock...........................................................................3
        --------------------------------

   2.5  Subsidiaries...............................................................................................4
        ------------

   2.6  Securities Law Compliance..................................................................................4
        -------------------------

   2.7  Commission Documents; Financial Information................................................................4
        -------------------------------------------

   2.8  Absence of Certain Events; No Material Adverse Change......................................................5
        -----------------------------------------------------

   2.9  Litigation.................................................................................................6
        ----------

   2.10 Compliance with Laws and Other Instruments.................................................................6
        ------------------------------------------

   2.11 Taxes......................................................................................................6
        -----

   2.12 Intellectual Property; Proprietary Rights; Employee Restrictions...........................................7
        ----------------------------------------------------------------

   2.13 Agreements of Directors, Officers and Employees............................................................7
        -----------------------------------------------

   2.14 Governmental and Industrial Approvals......................................................................7
        -------------------------------------

   2.15 Intentionally Omitted......................................................................................8
        ---------------------

   2.16 Contracts and Commitments..................................................................................8
        -------------------------

   2.17 Employee Matters...........................................................................................8
        ----------------

   2.18 No Brokers or Finders......................................................................................8
        ---------------------

   2.19 Transactions with Affiliates...............................................................................9
        ----------------------------

   2.20 Assumptions, Guarantees, etc. of Indebtedness of Other Persons.............................................9
        --------------------------------------------------------------

   2.21 Intentionally Omitted......................................................................................9
        ---------------------

   2.22 Investment Company Act.....................................................................................9
        ----------------------

   2.23 Disclosures................................................................................................9
        -----------

ARTICLE III AFFIRMATIVE COVENANTS OF THE COMPANY...................................................................9


   3.1  Intentionally Omitted......................................................................................9
        ---------------------

   3.2  Board of Directors.........................................................................................9
        ------------------

   3.3  The Company SEC Documents.................................................................................10
        -------------------------

ARTICLE IV INVESTMENT REPRESENTATIONS.............................................................................10


   4.1  Representations and Warranties............................................................................10
        ------------------------------

   4.2  Permitted Sales; Legends..................................................................................12
        ------------------------

ARTICLE VCONDITIONS OF PURCHASERS' OBLIGATION.....................................................................12


   5.1  Effect of Conditions......................................................................................12
        --------------------

   5.2  Representations and Warranties............................................................................12
        ------------------------------

   5.3  Performance...............................................................................................12
        -----------

   5.4  Board Election............................................................................................13
        --------------

   5.5  Opinion of Counsel........................................................................................13
        ------------------

   5.6  Certified Documents, etc..................................................................................13
        ------------------------

   5.7  No Material Adverse Change................................................................................13
        --------------------------

   5.8  Warrant ..................................................................................................13
        --------

   5.9  Co-Branding and Marketing Agreement.......................................................................13
        -----------------------------------

   5.10 Registration Rights Agreement.............................................................................13
        -----------------------------

   5.11 Consents and Waivers......................................................................................13
        --------------------

   5.12 Common Stock Certificates.................................................................................13
        -------------------------

   5.13 Vulcan Side Letter........................................................................................13
        ------------------

ARTICLE VI CONDITIONS OF THE COMPANY'S OBLIGATION.................................................................14


   6.1  Effect of Conditions......................................................................................14
        --------------------

   6.2  Representations and Warranties; Performance...............................................................14
        -------------------------------------------

   6.3  Co-Branding and Marketing Agreement.......................................................................14
        -----------------------------------

   6.4  Registration Rights Agreement.............................................................................14
        -----------------------------

   6.5  Consideration for the Shares..............................................................................14
        ----------------------------

   6.6  Consents and Waivers......................................................................................14
        --------------------

   6.7  Vulcan Side Letter........................................................................................14
        ------------------

   6.8  Warrant Certificate.......................................................................................14
        -------------------

ARTICLE VII.......................................................................................................14


STANDSTILL AGREEMENT..............................................................................................14
--------------------


ARTICLE VIII CERTAIN DEFINITIONS..................................................................................16


ARTICLE IX MISCELLANEOUS..........................................................................................19


   9.1  Survival of Representations...............................................................................19
        ---------------------------

   9.2  Parties in Interest.......................................................................................19
        -------------------

   9.3  Intentionally Omitted.....................................................................................19
        ---------------------

   9.4  Amendments and Waivers....................................................................................19
        ----------------------

   9.5  Notices...................................................................................................19
        -------

   9.6  Expenses..................................................................................................21
        --------

   9.7  Counterparts..............................................................................................21
        ------------

   9.8  Effect of Headings........................................................................................21
        ------------------

   9.9  Adjustments...............................................................................................21
        -----------

   9.10 Governing Law.............................................................................................21
        -------------

   9.11 Assignment................................................................................................21
        ----------

   9.12 Intentionally Omitted.....................................................................................21
        ---------------------

   9.13 Waiver of Jury Trial......................................................................................22
        --------------------

   9.14 Attorneys Fees............................................................................................22
        --------------

   9.15 Exemption from HSR Act....................................................................................22
        ----------------------

   9.16 Right of First Refusal....................................................................................22
        ----------------------


                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT is entered into as of February 5, 2000 by and among National Discount Brokers Group, Inc., a Delaware corporation (the "Company"); Go2Net, Inc., a Delaware corporation ("Go2Net"), and Vulcan Ventures Incorporated, a Washington corporation ("Vulcan," and at times together with Go2Net, the "Purchasers").

         WHEREAS, the Purchasers have indicated a desire to purchase from the Company 1,000,000 shares of the Company's common stock, $0.01 par value per share ("Common Stock"); and

         WHEREAS, the Company has indicated a desire to sell an aggregate of 500,000 shares of Common Stock to the Purchasers and to grant warrants to the Purchasers for an aggregate of 500,000 shares of Common Stock; and the Company has agreed to register such securities under the Securities Act (as such term is defined herein) on the terms set forth in the Amended and Restated Registration Rights Agreement, dated the date hereof, by and among the Company, the Purchasers, and IAT Reinsurance Syndicate Ltd. (the "Registration Rights Agreement").

         NOW, THEREFORE, for and in consideration of the mutual consents and agreements herein contained, the parties hereto do hereby covenant and agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES

         1.1 Purchase and Sale. Subject to the terms and conditions hereinafter set forth, at the Closing (as defined below) the Company shall issue and sell to the Purchasers and the Purchasers shall purchase from the Company, 500,000 shares (the "Purchased Shares") of the Common Stock, at a price per share equal to twenty-seven Dollars ($27.00) payable as provided in Section 1.3. The number of Purchased Shares to be purchased by each Purchaser is set forth opposite each Purchaser's name on Schedule 1.1 attached hereto. The Common Stock shall have the rights, terms and privileges set forth in the Company's Restated Certificate of Incorporation, as amended. Terms used herein as defined terms that are not defined in the context hereof shall have the meaning set forth in Article IX.

         1.2 Purchase and Sale of Warrant. At the Closing, the Company will grant to each Purchaser a warrant in the form of Exhibit A attached hereto (collectively, the "Warrant") exercisable for the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule 1.1 attached hereto. The aggregate number of shares of Common Stock issuable upon exercise of the Warrant is 500,000 (subject to adjustments as set forth in the Warrant), which are referred to herein as the "Warrant Shares."

         1.3 Closing. Subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, a closing (the "Closing") of the sale and purchase of the Purchased Shares and the grant of the Warrant above shall take place at the offices of Hutchins, Wheeler & Dittmar, A Professional Corporation, 101 Federal Street, Boston, Massachusetts, at 10:00 A.M., on February 5, 2000, or such other date, time and place as shall be mutually agreed upon by the Company and the Purchasers (the "Closing Date"). At the Closing, the Company will deliver the Purchased Shares being acquired by each Purchaser in the form of a certificate issued in each Purchaser's name, and the Warrant upon receipt by the Company of payment of the full purchase price therefor by or on behalf of such Purchaser to the Company by check or by wire transfer of immediately available funds.

                              ARTICLE IITHE COMPANY

                        REPRESENTATIONS AND WARRANTIES OF
                                   THE COMPANY

         In order to induce the Purchasers to purchase the Purchased Shares and the Warrant, the Company makes the following representations and warranties which shall be true, correct and complete in all respects on the date hereof.

         2.1 Organization and Corporate Power. The Company and each of its Principal Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as presently conducted in all material respects. The Company and each of its Principal Subsidiaries is duly licensed or qualified to do business as a foreign corporation in each jurisdiction wherein the character of its property or the nature of the activities presently conducted by it, makes such qualification necessary except where the failure to so qualify would not have a Material Adverse Effect.

         2.2 Authorization. The Company has all necessary corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, the Warrant, and those other agreements and instruments set forth on Schedule 2.2 attached hereto (collectively, the "Related Agreements"), and the consummation of the transactions contemplated herein or therein, and for the due authorization, issuance and delivery of the Purchased Shares and the Warrant. Sufficient shares of authorized, but unissued shares of Common Stock have been reserved for issuance upon the exercise of the Warrant. The issuance of the Purchased Shares, the Warrant, and the Warrant Shares will not, require any further corporate action and is not and will not be subject to any preemptive right, right of first refusal or the like. This Agreement and the Related Agreements will each be a valid and binding obligation of the Company enforceable in accordance with its terms, except that the enforceability hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought.

         2.3 Government Approvals. No consent, approval, license or authorization of, or designation, declaration or filing with, any court or governmental authority is or will be required on the part of the Company in connection with the execution, delivery and performance by the Company of this Agreement, any of the Related Agreements or in connection with the issuance of the Purchased Shares and the Warrant and/or the issuance of the Warrant Shares upon exercise of the Warrant, except for (i) those which have already been made or granted and (ii) the filing of registration statements with the Securities and Exchange Commission (the "Commission") the filing of notices with and any applicable state securities commission, (iii) the listing of the Purchased Shares and the Warrant Shares on the New York Stock Exchange and (iv) the filings under the HSR Act (as such term is defined herein) contemplated by
Section 9.15 herein.

         2.4      Authorized and Outstanding Stock.


                  (a)     The   authorized   capital   stock  of  the   Company
(immediately  prior to the Closing and the transactions  contemplated by Section
1.2 hereof) will consist of 51,000,000 shares of capital stock, of which 50,000,000 shares are Common Stock and 1,000,000 shares are Preferred Stock.

                  (b) As of the date hereof, the issued and outstanding capital stock of the Company consists of 16,990,125 shares of Common Stock. As of the date hereof, options to purchase 1,937,513 shares of Common Stock have been granted and are unexercised under the Company's stock option plans. All of the issued and outstanding shares of capital stock of the Company are, and when issued in accordance with the terms hereof, the Purchased Shares and the Warrant Shares will be, duly authorized and validly issued and fully paid and non-assessable, with no personal liability attaching to the ownership thereof and will be free and clear of all Liens, claims, charges, Encumbrances, or transfer restrictions imposed by or through the Company, except for restrictions imposed by Federal or state securities or "blue sky" laws and except for those imposed pursuant to this Agreement. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class or series of capital stock of the Company are as set forth in the certified copy of the Company's Restated Certificate of Incorporation, as amended, delivered under
Section 5.6 hereof and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable in accordance with their terms and in accordance with applicable law.

                  (c) As of the date of this Agreement and except as set forth in Schedule 2.4(c) hereto (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding,
(ii) there is not any commitment of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof and (iv) there are no agreements, written or oral, between the Company and any holder of its capital stock or, to its Knowledge, among any holders of its capital stock, relating to the acquisition, disposition or voting of the capital stock of the Company. As of the date of this Agreement and in Schedule 2.4(c), no person or entity is entitled to (i) any preemptive right, right of first refusal or similar rights granted by the Company with respect to the issuance of any capital stock of the Company. As of the date of this Agreement, except as provided in the Registration Rights Agreement, no person or entity has been granted rights by the Company with respect to the registration of any capital stock of the Company under the Securities Act of 1933, as amended (the "Securities Act"). All of the issued and outstanding shares of the Company's capital stock have been offered, issued and sold by the Company in compliance with applicable Federal and state securities laws.

         2.5 Subsidiaries. Except as set forth in the SEC Documents and Schedule 2.5, at the date hereof the Company has no Subsidiaries nor any material investment or other interest in, or any outstanding loan or advance to or from in excess of $2,500,000, any officer or director of the Company or any Person who owns 5% or more of the issued and outstanding capital stock of the Company. The Company owns of record and beneficially, free and clear of all Liens, charges, restrictions, claims and Encumbrances of any nature, all of the issued and outstanding capital stock of each of its Principal Subsidiaries.

         2.6 Securities Law Compliance. Assuming the representations, warranties and covenants of the Purchaser set forth in Section 5.1 hereof are true and correct in all material respects, the offer and sale of the Purchased Shares, the Warrant and the Warrant Shares (collectively, the "Issuable Securities") pursuant to this Agreement will be exempt from the registration requirements of
Section 5 the Securities Act. Neither the Company nor any person acting on its behalf has, in connection with the offering of the Issuable Securities, engaged in (i) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 502(c) under the Securities Act), (ii) any action involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) any action that would require the registration under the Securities Act of the offering and sale of the Issuable Securities pursuant to this Agreement or that would violate applicable state securities or "blue sky" laws. The Company has not made and will not prior to the Closing make, directly or indirectly, any offer or sale of the Issuable Securities or of securities of the same or similar class as the Issuable Securities if, as a result, the offer and sale contemplated hereby could fail to be entitled to exemption from the registration requirements of the Securities Act. As used herein, the terms "offer" and "sale" have the meanings specified in Section 2(3) of the Securities Act.

         2.7      Commission Documents; Financial Information.


                  (a) The Company has made available to the Purchasers true and complete copies of all SEC Documents filed with the Commission since June 1, 1997. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder applicable to such SEC Documents, and as of their respective dates none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company and its consolidated subsidiaries included in the SEC Documents comply as of their respective dates in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q promulgated by the Commission), and present fairly (or will present fairly) in all material respects as of their respective dates the consolidated financial position of the Company and the subsidiaries as at the dates thereof and the consolidated results of their operations and their consolidated cash flows for each of the respective periods, in conformity with GAAP. As used in this Agreement, the consolidated balance sheet of the Company and its consolidated subsidiaries at May 31, 1999, previously provided to the Purchaser is hereinafter referred to as the "Balance Sheet," and May 31, 1999 is hereinafter referred to as the "Balance Sheet Date."

                  (b) Except as set forth in Schedule 2.7(b) and to the extent expressly set forth in the Balance Sheet, or the notes, schedules or exhibits thereto, or as disclosed in the SEC Documents, (i) as of the Balance Sheet Date, neither the Company nor the Principal Subsidiaries had any material liabilities or obligations (whether absolute, contingent, accrued or otherwise) that would be required to be included on a balance sheet prepared in accordance with GAAP and (ii) since the Balance Sheet Date, the Company and its consolidated Subsidiaries have not incurred any such material liabilities or obligations other than in the ordinary course of business and not exceeding $5,000,000 in the aggregate.

         2.8 Absence of Certain Events; No Material Adverse Change. Except as disclosed in Schedule 2.8 or in the SEC Documents filed with the Commission prior to the date hereof, since the Balance Sheet Date, the Company and its Principal Subsidiaries each has conducted its business operations in the ordinary course and there has not occurred any event or condition having or, that is reasonably likely to have, a Material Adverse Effect. Without limiting the generality of the foregoing, other than as is disclosed in the SEC Documents filed with the Commission prior to the date hereof or on Schedule 2.8 hereto, since the Balance Sheet Date there has not occurred:

                  (a) any change or agreement to change the character or nature of the business of the Company or any of its Principal Subsidiaries;


                  (b) any purchase, sale, transfer, assignment, conveyance or pledge of the assets or properties of the Company or any of its Principal Subsidiaries, except in the ordinary course of business or as contemplated in the SEC Documents;

                  (c) any waiver or modification by the Company or any of its Principal Subsidiaries of any right or rights of substantial value, having a Material Adverse Effect;

                  (d) any liability, contract, agreement, license, loan, advance, or capital expenditure or other commitment entered into or assumed by or on behalf of the Company or any of its Principal Subsidiaries relating to the business, assets or properties of the Company or any of its Principal Subsidiaries, whether oral or written, except in the ordinary course of business or which would have a Material Adverse Effect;

                  (e) any change in the accounting principles, methods, practices or procedures followed by the Company in connection with the business of the Company or any change in the depreciation or amortization policies or rates theretofore adopted by the Company in connection with the business of the Company and the Principal Subsidiaries or which would have a Material Adverse Effect;

                  (f) any declaration or payment of any dividends, or other distributions in respect of the outstanding shares of capital stock of the Company or any other change in the authorized capitalization of the Company, except as contemplated in this Agreement; or

                  (g) entering into any commitment (contingent or otherwise) to do any of the foregoing.

         2.9 Litigation. Except as otherwise set forth on Schedule 2.9, there is no litigation or governmental proceeding or investigation pending including, without limitation, proceedings, investigations, or arbitrations by the Commission, the National Association of Securities Dealers, Inc. ("NASD"), any stock exchanges, other self-regulatory organizations or state securities commissions or the National Securities Clearing Corporation, the Depository Trust Company or any other clearing agency, or, to the Knowledge of the Company, threatened, against the Company or any Principal Subsidiary if determined adversely to the Company or any of its Principal Subsidiaries would have a Material Adverse Effect or prevent the consummation of the transactions contemplated by this Agreement.

         2.10 Compliance with Laws and Other Instruments. The Company and its Principal Subsidiaries are in compliance in all material respects with all of the provisions of this Agreement and of its charter and by-laws, and, except where such non-compliance would not have a Material Adverse Effect, with the provisions of each mortgage, indenture, lease, license, other agreement or instrument, and each judgment, decree, judicial order, statute, and regulation (whether issued under domestic, foreign or international law) by which any of them is bound or to which any of them or any of their respective properties are subject, including, without limitation, the NASD, any stock exchanges, the National Securities Clearing Corporation, the Depository Trust Company, and any other clearing agency, which apply to the conduct of its business. Neither the execution, delivery or performance of this Agreement and the Related Agreements, nor the offer, issuance, sale or delivery of the Purchased Shares, the Warrant or the Warrant Shares upon exercise of the Warrant with or without the giving of notice or passage of time, or both, will violate, or result in any material breach of, or constitute a material default under, or result in the imposition of any material encumbrance upon any asset of the Company or any Principal
Subsidiary  pursuant  to  any  provision  of the  Company's  or  such  Principal
Subsidiary's charter or by-laws, or any statute, rule or regulation, contract, lease, judgment, decree or other document or instrument by which the Company or any Principal Subsidiary is bound or to which the Company or any Principal Subsidiary or any of their respective properties are subject, or, to the Knowledge of the Company, will cause the Company or any Principal Subsidiary to lose the benefit of any right or privilege it presently enjoys or, to the Knowledge of the Company, cause any Person who is expected to normally do business with the Company or any Principal Subsidiary to discontinue to do so on the same basis which discontinuance would not have a Material Adverse Effect.

         2.11 Taxes. The Company and each Principal Subsidiary has filed all Tax returns (including statements of estimated Taxes owed) required to be filed within the applicable periods for such filings or required notification of extensions and has paid all Taxes required to be paid indicated by the applicable Tax return. All Tax liabilities have been adequately provided for in the consolidated financial statements of the Company and its Subsidiaries. For the purposes of this Agreement, the terms "Tax" and "Taxes" shall include all federal, state, local and foreign taxes, including income, franchise, property, sales, withholding, payroll and employment taxes.

         2.12 Intellectual Property; Proprietary Rights; Employee Restrictions. For purposes of this Agreement, "Intellectual Property Rights" shall mean all registered copyrights, copyright registrations and copyright applications, trademark registrations and applications for registration, patents and patent applications, trademarks, service marks, trade names and Internet domain names that are used by the Company in the Company's business or by a Principal Subsidiary in its business as presently conducted, together with all other intellectual property rights owned by the Company and/or any of its Principal Subsidiaries and used in connection with its business and (i) all licenses, assignments and releases of intellectual property rights of others in material works embodied in the Company's or any Principal Subsidiary's products, (ii) any and all intellectual property rights, licenses, databases, computer programs and other computer software user interfaces, know-how, trade secrets, customer lists, proprietary technology, processes and formulae, source code, object code, algorithms, architecture, structure, display screens, layouts, development tools, instructions, templates and marketing materials created by or on behalf of the Company or any Principal Subsidiary, and (iii) inventions, trade dress, logos and designs created by or on behalf of the Company or any Principal Subsidiary. The Company and each of its Principal Subsidiaries own or possess all requisite licenses or other rights to use all the Intellectual Property Rights in order to conduct their business as conducted and as proposed to be conducted where the lack of any such license or right would not have a Material Adverse Effect. The present business activities or products of the Company and any of its Principal Subsidiaries do not materially infringe any Intellectual Property Rights of others, which infringement would not have a Material Adverse Effect.

         2.13 Agreements of Directors, Officers and Employees. To the Knowledge of the Company, no director, officer or employee of or consultant to the Company or any Principal Subsidiary is in violation of any terms of any employment contract, non-competition agreement, non-disclosure agreement, patent disclosure or assignment agreement or other contract or agreement containing restrictive covenants relating to the right of any such director, officer, employee or consultant to be employed or engaged by the Company or such Principal Subsidiary because of the nature of the business conducted or proposed to be conducted by the Company or such Principal Subsidiary, or relating to the use of trade secrets or proprietary information of others.

         2.14 Governmental and Industrial Approvals. The Company and each of its Principal Subsidiaries has all material permits, licenses, orders, franchises and other rights and privileges of all federal, state, local or foreign governmental or regulatory bodies necessary for the Company and such Principal Subsidiaries to conduct their respective businesses as presently conducted in all material respects. Except when the failure would result in a Material Adverse Effect, all such permits, licenses, orders, franchises and other rights and privileges are in full force and effect and, to the Knowledge of the Company, no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders, franchises or other rights and privileges will be affected by the consummation of the transactions contemplated in this Agreement and the Related Agreements.

         Each of the Principal Subsidiaries is registered a broker-dealer with the Commission, is a duly qualified member of the NASD, and is duly qualified or registered as a broker-dealer in each jurisdiction where the failure to be so qualified or registered could have a Material Adverse Effect. Neither the Company nor the Principal Subsidiaries is required to be registered or qualified as a broker-dealer with the Commission or in any jurisdiction where the failure to be so registered or qualified would result in a Material Adverse Effect. Except as set forth on Schedule 2.14, and except for registrations already applied for, the applications for which are being diligently prosecuted, neither the Company nor the Principal Subsidiaries is required to obtain any registration as an investment advisor, a broker or dealer, a commodity trading advisor, a commodity pool operator, a future commission merchant, an introducing broker, an insurance agent, a sales person or in any similar capacity with the Commission, the NASD, the Commodity Future Trading Commission, any clearing agency, the securities commission of any jurisdiction or any self-regulatory organization, that has not already been obtained.

         2.15     Intentionally Omitted .


         2.16 Contracts and Commitments. All of the contracts of the Company or any of its Principal Subsidiaries which are in effect on the date of this Agreement and that are required to be described in the SEC Documents or to be filed as exhibits thereto prior to the date hereof are described in the SEC Documents filed prior to the date hereof or filed as exhibits thereto and are in full force and effect, except where such failure would not have a Material Adverse Effect. True and complete copies of all such contracts which are currently in effect have been made available to the Purchaser. All material contracts to which the Company or its Principal Subsidiaries are parties on or prior to the date hereof which will be required to be described or filed as an
Exhibit in the SEC Documents required to be filed following the date hereof have been provided to the Purchaser or are listed on Schedule 2.16 and are in full force and effect. Neither the Company nor any of its Principal Subsidiaries nor, to the Knowledge of the Company, any other party is in material breach of or in default under any such contract.

         2.17 Employee Matters. The Company is in compliance in all material respects with all currently applicable provisions of ERISA; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any pension plan or
(ii) Sections 412 or 4971 of the Code; and each pension plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

         2.18 No Brokers or Finders. Except as set forth on Schedule 2.18, no person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company, any of its Principal Subsidiaries or the Purchasers for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any of its Principal Subsidiaries.

         2.19 Transactions with Affiliates. There are no loans, leases or other agreements, understandings or continuing transactions between the Company or any Principal Subsidiary on the one hand, and any officer or director of the Company or any Principal Subsidiary or any person owning five percent (5%) or more of the Common Stock of the Company or any respective family member or affiliate of such officer, director or shareholder on the other hand, which are required to be disclosed in the SEC Documents and which are not so disclosed.

         2.20 Assumptions, Guarantees, etc. of Indebtedness of Other Persons. Except as set forth on Schedule 2.20 and other than in the ordinary course of its business, neither the Company nor any Principal Subsidiary has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on or for any indebtedness of any other Person, except a Subsidiary and guarantees by endorsement of negotiable instruments for deposit or collection.

         2.21     Intentionally Omitted.


         2.22 Investment Company Act. The Company is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         2.23 Disclosures. Neither this Agreement, any Schedule or Exhibit to this Agreement, the Related Agreements contains any untrue statement of a material fact by the Company or omits a material fact required to be provided by the Company in response to the requirements of this Agreement or any such Schedule or Exhibit to make the statements made herein or therein, in light of the circumstances in which made, not misleading.

                                   ARTICLE III

                      AFFIRMATIVE COVENANTS OF THE COMPANY

         Without limiting any other covenants and provisions hereof, the Company covenants and agrees that it will observe the following covenants on and after the date hereof, and for so long as either Purchaser hold any shares of Common Stock, except for the covenant set forth in Section 3.2:

         3.1      Intentionally Omitted.


         3.2 Board of Directors. The Company shall use its best efforts to cause the election of, and to thereafter continue in office until such time as either of the Purchasers sells any of the Purchased Shares or the Warrant Shares or transfers the Warrant (except as otherwise provided for in the Warrant), the Purchaser Representative (as defined below) as a member of its Board of
Directors including, without limitation, recommending for election of the Purchase Representative at a meeting of the Company's stockholders. The Purchaser Representative will be nominated by the Purchasers, and shall initially be Russell C. Horowitz. The Restated Certificate of Incorporation, as amended (and all subsequent amendments and restatements thereof) and/or By-laws of the Company shall at all times provide for indemnification of the directors and limitations on the liability of the directors as currently provided or enhanced. The Company will enter into a mutually acceptable indemnity agreement with the Purchaser Representative similar in all material respects to the agreement that the Company has with its other directors as of the date hereof and will be amended in a manner similar to any favorable amendment of any such other agreement. The Company shall reimburse the Purchaser Representative for his reasonable travel expenses, including the cost of airfare and any necessary meals and lodging, incurred in connection with attending meetings of the Board of Directors. In addition, the Company shall maintain at all times a
Compensation Committee and an Audit Committee of the Board of Directors. A vacancy in the directorship to be occupied by the Purchaser Representative shall be filled only by a nominee of the Purchasers who must be appointed by the Board of Directors in accordance with the By-laws of the Company. The Purchaser Representative shall be entitled to attend in person or by telephone conference call any and all meetings of the Board of Directors and all committees thereof to the extent he is a member of such committee.

         3.3 The Company SEC Documents. The Company shall continue to file all reports in accordance with Section 13(a) and 15(d) of the Exchange Act with the Commission in order to maintain its eligibility to register Purchased Shares and the Warrant Shares on Form S-3 (or any successor form thereto) and to permit the Purchaser to sell the Purchased Shares and the Warrant Shares pursuant to Rules 144 and 144A under the Securities Act. After the Closing Date, the Company will file with the Commission SEC Documents and any other such reports and other materials required to be filed by the Company under the federal securities laws on a timely basis.

                                   ARTICLE IV

                           INVESTMENT REPRESENTATIONS

         4.1 Representations and Warranties. Each Purchaser, severally and not jointly, hereby represents and warrants to the Company, understanding and agreeing that the Company is entering into this Agreement in part in reliance on such representations and warranties, as follows:

                  (a) Such Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act;

                  (b) Such Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as presently conducted in all material respects. Such Purchaser is duly authorized to execute this Agreement and the Related Agreements, and assuming due execution and delivery by the Company of the Agreement and the Related Agreements, this Agreement and the Related Agreements to which such Purchaser is a party constitute legal, valid and binding obligations of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, except that the enforceability hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought.

                  (c) Such Purchaser has been advised by the Company that the Purchased Shares, the Warrant and the Warrant Shares have not been registered under the Act, that the Purchased Shares, the Warrant and the Warrant Shares will be issued on the basis of the statutory exemption provided by
Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company's reliance thereon is based in part upon the representations made by such Purchaser in this Agreement and the Related Agreements. Such Purchaser acknowledges that it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities;

                  (d) Such Purchaser is purchasing the Purchased Shares and is being granted the Warrant for investment purposes, for its own account and not with a view to, or for sale in connection with, any distribution thereof in violation of federal or state securities laws and it has had access to such financial and other information and has been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as it deems necessary in connection with the purchase of the Purchased Shares and the Warrant;

                  (e) By reason of its business or financial experience, such Purchaser has the capacity to protect its own interest in connection with the transactions contemplated hereunder;

                  (f) No Person has or will have, as a result of the transaction contemplated by this Agreement, any right, interest or claim against or upon such Purchaser, the Company, or any of its Principal Subsidiaries for any commission, fee or other compensation as a finder or broker because of any act or omission by such Purchaser;

                  (g) Such Purchaser understands that an investment in the Purchase Shares and the Warrant bears a high degree of risk and represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Purchased Shares and the Warrant and is able to bear the economic risk of its investment for an indefinite period of time;

                  (h)      The principal  executive  offices of such  Purchaser
are located in the State of Washington; (i)......No material consent, approval, license or authorization of, or designation, declaration or filing with, any court or governmental authority is or will be required on the part of such Purchaser in connection with the execution, delivery and performance by such Purchaser of this Agreement or any of the Related Agreements, except for (i) those which have already been made or granted and (ii) the filing of registration statements with the Commission and any applicable state securities commission, (iii) the listing of the Purchased Shares and the Warrant Shares on the New York Stock Exchange and (iv) the filings under the HSR Act contemplated by Section 9.15 herein; and

                  (j) Such Purchaser does not beneficially own any shares of capital stock of the Company which is defined in Rule 13(d)(3) under Securities Exchange Act of 1934, as amended (the "Exchange Act").

         4.2 Permitted Sales; Legends. Notwithstanding the foregoing representations, the Company agrees that it will permit (i) a distribution of Purchased Shares and the Warrant Shares by a Purchaser to one or more of its affiliates, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if it were an original purchaser hereunder and (ii) a sale or other transfer of any of the Purchased Shares and the Warrant Shares if in either event such transaction or distribution is exempt from the registration requirements of, or is covered by an effective registration statement under, the Act and applicable state securities or "blue-sky" laws, and if requested, the Purchaser has provided an opinion of counsel that such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended. The certificates representing the Purchased Shares and the Warrant Shares shall bear a legend evidencing such restriction on transfer substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended ("the Act"), or any state securities laws, and sale or transfer hereof may be effected without an effective registration statement or an opinion of counsel for the Holder, satisfactory to the Company, that such registration is not required under the Act and any applicable state securities laws. The shares represented by this certificate are subject to certain Standstill and Transfer Restriction provisions set forth in that certain Securities Purchase Agreement dated February 5, 2000 among the Company, Go2Net, Inc. and Vulcan Ventures Incorporated, a copy of which may be obtained from the Secretary of the Company at its principal offices"

                                    ARTICLE V

         5.1 Effect of Conditions. The obligation of the Purchasers to purchase and pay for the Purchased Shares and the Warrant at the Closing, if any, shall be subject at their election to the satisfaction of each of the conditions stated in the following Sections of this Article V.

         5.2 Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct on the date of the Closing, and the Purchasers shall have received a certificate dated as of such Closing and signed on behalf of the Company to that effect.

         5.3 Performance. The Company shall have performed and complied with all of the agreements, covenants and conditions contained in this Agreement required to be performed or complied with by it at or prior to the Closing, and the Purchasers shall have received a certificate dated as of such Closing and signed on behalf of the Company to that effect.

         5.4 Board Election. Concurrently with the Closing, the Purchaser Representative shall have been appointed as a Director of the Board of Directors of the Company.

         5.5 Opinion of Counsel. The Purchasers shall have received an opinion, dated the date of the Closing, from Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C., counsel to the Company, in the form attached hereto as Exhibit B, and an opinion from Frank E. Lawatch, Jr., Executive Vice President, Secretary and General Counsel of the Company, in the form attached hereto as Exhibit C.

         5.6 Certified Documents, etc. Counsel for the Purchasers shall have received a copy of the Company's Restated Certificate of Incorporation, as amended, certified by the Secretary of State of the State of Delaware and copies of the Company's by-laws certified by its Secretary, as well as any and all other documents, including certificates as to votes adopted and incumbency of officers and certificates from appropriate authorities as to the legal existence and good standing of the Company and its Principal Subsidiaries, which the Purchaser or their counsel may reasonably request.

         5.7 No Material Adverse Change. No Material Adverse Effect shall have occurred since the date of this Agreement, and there shall have been no other changes in the business, properties, assets, condition (financial or otherwise), management or prospects of the Company or any of its Principal Subsidiaries that would have a Material Adverse Effect.

         5.8 Warrant . A Warrant in the form of Exhibit A attached hereto shall have been executed by the Company in the name of each of the Purchasers .

         5.9 Co-Branding and Marketing Agreement. The Company and Go2Net shall have executed the Co-Branding and Marketing Agreement in the form of Exhibit D attached hereto.

         5.10 Registration Rights Agreement. The Company and the Purchasers shall have executed the Registration Rights Agreement in the form of Exhibit E attached hereto.

         5.11 Consents and Waivers. The Company shall have obtained all consents or waivers necessary to execute this Agreement and the other Related Agreements, to issue the Purchased Shares, and to carry out the transactions contemplated hereby and thereby. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Related Agreements, the Purchased Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken by it, except the filing of Form D with the Commission.

         5.12 Common Stock Certificates. The Company shall have delivered a stock certificate to each Purchaser representing the portion of the Purchased Shares to be purchased by such Purchaser.

         5.13 Vulcan Side Letter. Vulcan and the Company shall have executed that certain side letter in the form of Exhibit F attached hereto (the "Vulcan Side Letter").

                                   ARTICLE VI

                     CONDITIONS OF THE COMPANY'S OBLIGATION

         6.1 Effect of Conditions. The Company's obligation to sell the Purchased Shares and to issue the Warrant shall be subject at its election to the satisfaction of each of the conditions stated in the following Sections of this Article VI.

         6.2 Representations and Warranties; Performance. The representations and warranties of each Purchaser contained in this Agreement shall be true and correct on the date of the Closing with the same effect as though made on and as of that date and, with respect to the Company's obligation to issue and deliver Purchased Shares and the Warrant of each Purchaser, each Purchaser shall have tendered payment for the Purchased Shares and the Warrant at the Closing in accordance with Section 1.3 hereof.

         6.3 Co-Branding and Marketing Agreement. The Company and Go2Net shall have executed the Co-Branding and Marketing Agreement in the form of Exhibit D attached hereto.

         6.4 Registration Rights Agreement. The Company and the Purchasers shall have executed the Registration Rights Agreement in the form of Exhibit E attached hereto.

         6.5 Consideration for the Shares. The Purchasers shall pay the purchase price of the Purchased Shares in full at the Closing either by check or by wire transfer to an account designated in writing by the Company.

         6.6 Consents and Waivers. The Company shall have obtained the consents or waivers set forth on Schedule 6.6 attached hereto necessary to execute this Agreement and the Related Agreements, to issue the Purchased Shares, the Warrant and the Warrant Shares and to carry out the transactions contemplated hereby and thereby by it. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Related Agreements, the Purchased Shares, the Warrant and the Warrant Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken by it, except the filing of Form D with the Commission.

         6.7 Vulcan Side Letter. The Company and Vulcan shall have executed the Vulcan Side Letter in the form of Exhibit F attached hereto.

         6.8 Warrant . The Company shall have executed the Warrant Certificate in the form of Exhibit A attached hereto for each of the Purchasers.

                                   ARTICLE VII

                              STANDSTILL AGREEMENT

         7.1 Except for the Purchased Shares and as permitted by this Article VII, each Purchaser agrees that until the earlier of (i) the third anniversary of the date of this Agreement or (ii) the termination or expiration of the Co-Branding and Marketing Agreement, without the prior consent of the Board of Directors of the Company, it will not at any time, nor will it permit any of its subsidiaries or Affiliates to, acquire directly or indirectly, by purchase or otherwise, record ownership or beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act ) of any voting securities of the Company (other than the Purchased Shares, the Warrant and the Warrant Shares), or rights or options to acquire, or securities convertible into or exchangeable for, any such voting securities (together with the Purchased Shares, the Warrant and the Warrant Shares if the acquisition of such voting securities would result in the Purchasers together beneficially owning more than ten percent (10%) of the then outstanding voting securities of the Company (such voting securities other than the Purchased Shares, the Warrant and the Warrant Shares), and such rights, options and convertible or exchangeable securities (other than the Warrant), being herein defined as "Other Securities"); provided that the term "Other Securities" shall not include any voting securities of the Company or any rights or options to acquire, or securities convertible into or exchangeable for, any such voting securities including, without limitation, the Warrant Shares), which a Purchaser may acquire as a result of any distribution by the Company to holders of its capital stock generally and such Purchaser receives such Other Securities solely in its capacity as a holder of capital stock of the Company.

         7.2 If at any time the Purchasers are the record owners or beneficial owners in the aggregate of capital stock of the Company in violation of Section
7.1 above, such Other Securities, shall be deemed to be "Prohibited Securities." Each Purchaser agrees that neither it nor any of its subsidiaries or Affiliates shall (and neither it nor any of its subsidiaries or Affiliates shall be entitled to) vote any Prohibited Securities with respect to any matter subject to the vote or written consent of the Company's stockholders, and the Purchasers shall divest themselves of record and beneficial ownership of the Prohibited Shares as promptly as reasonably possible provided that such divestiture shall not cause a Purchaser to be liable to the Company pursuant to Section 16(b) of the Exchange Act, or result in violation by the Company, any of the Purchasers or any of its subsidiaries or Affiliates of Section 5 or 17(a) of the Securities Act, or Section 10(b) of the Exchange Act or Rule 10b-5 thereunder.

         7.3 The Purchasers agree that, without the prior consent of the Board of Directors of the Company, neither of them will at any time, nor will a Purchaser permit any subsidiaries or Affiliates to: (a) solicit proxies to vote any securities of the Company under any circumstances for a change in the directors or management of the Company, or in connection with a merger or acquisition of the Company, or deposit any securities of the Company in a voting trust or subject them to a voting agreement or other agreement of similar effect; (b) initiate, propose, or otherwise solicit any stockholder of the Company for the approval of, or induce or attempt to induce any other person to initiate any stockholder proposal for a change in the directors or management of the Company or in connection with a merger or acquisition of the Company; or (c) take any action individually or jointly with any Person or group, or assist any Person or group in taking any action, which it could not take individually under the terms of this section.

         7.4 The preceding provisions in this Article VII shall terminate in the event that the Board of Directors of the Company shall (i) approve a tender offer for a majority of the outstanding capital stock of the Company; (ii) liquidate the Company or sell all or substantially all of the assets of the Company to another Person; (iii) approve a merger or consolidation of the Company with any other Person that would result in the voting securities of the Company outstanding immediately prior thereto representing less than a majority of the voting power to elect a majority of the board of directors or similar body of the Person surviving such merger or resulting from such consolidation, or (iv) sell or otherwise issue to any person voting securities of the Company having a majority of the combined Voting Power of the voting securities of the Company where Voting Power means the power to vote in the election of directors generally.

         7.5 In the event of any action by the Board of Directors of the Company described in the Section 7.4, the Company shall notify each Purchaser at least fifteen (15) days prior to the final approval of such transaction. All of the provisions of this subsection shall be reinstated and shall apply in full force according to their terms in the event that: (x) if the preceding provisions of this Article shall have terminated as a result of a tender offer under clause 7.4(i) above, such tender offer (as originally made or as extended or modified) shall have terminated (without any securities being accepted thereunder for purchase) prior to the commencement of a tender offer by any Purchaser or any of its subsidiaries or Affiliates that would have been permitted pursuant to clause 7.4(i) as a result of such third-party tender offer; (y) any tender offer by any Purchaser or any of its subsidiaries or Affiliates (as originally made or as extended or modified) that was permitted to be made pursuant to clause 7.4(ii) through (iv) shall have terminated (without any securities being accepted thereunder for purchase); or (z) if the preceding provisions of this Article shall have terminated as a result of clause 7.4(ii) through (iv), the Board of Directors of the Company shall have determined to rescind or abandon the previous action described in clause 7.4(ii) through (iv) (and no such action shall have closed). Upon reinstatement of the provisions of this Article VII, the preceding provisions of this Article VII shall continue to govern, including, without limitations, those that provide for the termination of the preceding provisions of this Article VII in the event that any of the events described in clause 7.4 shall occur.

         7.6 This Article VII shall not be applicable to any Purchased Shares and/or Warrant Shares sold by a Purchaser or an Affiliate pursuant to a registration statement filed by the Company or under the Securities Act , or Rule 144.

                                  ARTICLE VIII

                               CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Affiliate" means when used with respect to any Person, such Person is, directly or indirectly, the beneficial owner of more than fifty percent (50%) of the voting securities or any other voting interest of a corporation, partnership, limited partnership, limited liability company, trust or business trust (as the case may be).

         "Agreement" means this Securities Purchase Agreement as from time to time amended and in effect between the parties.

         "Change of Control" means (i) any merger or consolidation of the Company which the stockholders of the Company immediately prior to such merger or consolidation own less than fifty percent (50%) of the surviving entity, (ii) any sale, assignment, transfer or other disposition of the all or substantially all of the assets of the Company or (iii) any transaction in which any Person, or any two or more Persons acting as a group, and all Affiliates of such Person or Persons, who prior to such time owned shares representing less than fifty percent (50%) of the voting power at elections for the Board of Directors of the Company, shall acquire, whether by purchase, exchange, tender offer, merger, consolidation or otherwise, such additional shares of the Company's capital stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and Affiliates beneficially own (as such term is defined in Rule 13d-3 of Commission under the Exchange Act fifty percent (50%) or more of the voting power at elections for the Board of Directors of the Company; provided, however the foregoing shall not apply to the grant of proxy voting rights to a Person designated by the Board of Directors of the Company in connection with any meeting of stockholders of the Company.

          "Closing" and "Closing Date" shall the meanings set forth in Section 1.3.

         "Co-Branding and Marketing Agreement" shall have the meaning set forth in Section 5.8.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Commission" shall have the meaning set forth in Section 2.3.

         "Common Stock" shall have the meaning set forth in the preamble.

         "Company" means and shall include National Discount Brokers Group, Inc. , a Delaware corporation, its predecessors,successors and assigns.

         "Encumbrances" means any lien, mortgage, security interest, pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

          "ERISA" shall have the meaning set forth in Section 2.17.

         "Exchange Act" shall have the meaning set forth in Section 4.1(j).

         "Financial Statements" shall have the meaning set forth in Section 2.6.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

         "Go2Net" shall mean Go2Net, Inc., a Delaware corporation.

         "Intellectual  Property  Rights"  shall have the  meaning  set forth in
Section 2.12.

         "Knowledge"  means  the  actually  knowledge  of  the  President,   any
Executive Vice President or Senior Vice President of the Company after due inquiry and an investigation of the books and records of the Company and each Principal Subsidiary.

         "Kontos Shares" means and includes all shares of Common Stock now or hereinafter owned directly by Arthur Kontos and shares of Common Stock issuable to Mr. Kontos upon the exercise of then vested and exercisable stock options granted by the Company, excluding for this purpose all shares of Common Stock owned by the Arthur Kontos Foundation, by limited partnerships of which Mr. Kontos is general partner and Mr. Kontos' children are the sole limited partners and shares of Common Stock held in voting trust agreement with his former wife.
         "Lien" means, with respect to any asset, any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien, charge, restriction, adverse claim by a third party, title defect or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any assignment or other conveyance of any right to receive income and any assignment of receivables with recourse against assignor), any filing of any financing statement as debtor under the Uniform Commercial Code or comparable law of any jurisdiction and any agreement to give or make any of the foregoing.

         "Material Adverse Effect" shall mean a material adverse effect upon the business, properties, assets, rights, operations, management, earnings, financial conditions, or financial prospects of the Company and its Subsidiaries, taken as a whole, and shall exclude and not give effect to events, circumstances, or conditions effecting the economy of the United States, the securities markets or the brokerage or market making industries generally.

         "Permitted Transfer" shall have the meaning set forth in Section 9.17.

         "Person"  means  an  individual,   corporation,   partnership,  limited
liability company, joint venture, trust or unincorporated organization or a government or agency or political subdivision thereof.

         "Principal Subsidiaries" means National Discount Brokers Corporation, Sherwood Securities Corp. and SHD Corp., and their respective successors and assigns.

         "Purchaser" shall mean either Go2Net or Vulcan.

         "Purchasers" shall mean Go2Net and Vulcan.

         "Purchased Shares" shall have the meaning set forth in Section 1.1.

         "Registration Rights Agreement" shall have the meaning set forth in the preamble.

         "Related Agreements" shall have the meaning set forth in Section 2.2.

         "SEC Documents" means all reports, schedules, registration statements and other documents (including all exhibits and schedules thereto) filed by the Company with the Commission pursuant to Sections 13(a) or 14(a) of the Exchange Act.

         "Securities Act" shall have the meaning set forth in Section 2.4(c).

         "Subsidiary" or "Subsidiaries" means any corporation, association or other business entity of which the Company and/or any of its other Subsidiaries (as herein defined), directly or indirectly owns at the time more than fifty percent (50%) of the outstanding voting shares of every class of such corporation or trust other than directors' qualifying shares.

         "Tax" and "Taxes" shall have the meaning set forth in Section 2.11.

         "Vulcan" shall mean Vulcan Ventures Incorporated, a Washington corporation.

         "Vulcan Side Letter" shall have the meaning set forth in Section 5.13.

         "Warrant" shall have the meaning set forth in Section 1.2.

          "Warrant Shares" shall have the meaning set forth in Section 1.2.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 Survival of Representations. The representations, warranties, covenants and agreements made herein or in any certificates or documents executed in connection herewith shall survive the execution and delivery hereof and the Closing of the transactions contemplated hereby for a period of two (2) years, other than the representations and warranties of each Purchaser made in
Section 4.1 (a), (c), (e) and (g), which shall survive until such time as such Purchaser who made the representations and warranties no longer holder any Purchased Shares.

         9.2 Parties in Interest. Except as otherwise set forth herein, all covenants, agreements, representations, warranties and undertakings contained in this Agreement shall be binding on and shall inure to the benefit of the respective successors and assigns of the parties hereto (including permitted transferees of any of the Purchased Shares).

         9.3      Intentionally Omitted.

         9.4 Amendments and Waivers. Amendments or additions to this Agreement may be made and compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) upon the written consent of the Company and the Purchasers. This Agreement (including the Schedules and Exhibits annexed hereto, which are an integral part of this Agreement) constitutes the full and complete agreement of the parties with respect to the subject matter hereof.

         9.5 Notices. All notices, requests, consents, reports and demands shall be in writing and shall be hand delivered, sent by facsimile or other electronic medium, or mailed, postage prepaid, to the Company or to the Purchaser at the address set forth below or to such other address as may be furnished in writing to the other parties hereto:

The Company:               National Discount Brokers Group, Inc.
                           10 Exchange Place Centre
                           Jersey City, New Jersey 07302
                           Attention: President
                           Tel: (201) 946-2200
                           Fax:201-946-4510
                           E-mail: akontos@ndbgroup.com

with copy to:              National Discount Brokers, Group, Inc.
                           10 Exchange Place Centre
                           Jersey City, New Jersey  07302
                           Attention:  General Counsel
                           Tel:  201-946-4482
                           Fax:  201-946-4510
                           E-mail:  flawatsch@ndbgroup.com

Go2Net:                    Go2Net, Inc.
                           999 Third Avenue
                           Seattle, WA 98104
                           Attention:  General Counsel
                           Tel: (206) 447-1595
                           Fax: (206) 447-1625
                           E-mail: ez@Go2net.com

with copy to:              Hutchins, Wheeler & Dittmar
                           A Professional Corporation
                           101 Federal Street
                           Boston, Massachusetts  02110
                           Attention: Francis J. Feeney, Jr., Esq.
                           Tel: (617) 951-6600
                           Fax: (617) 951-1295
                           E-mail: fjf@hutch.com

Vulcan:                    Vulcan Ventures Incorporated
                           110 110th Avenue, N.E., Suite 550
                           Bellevue, Washington 98004
                           Attention: Diane Daggatt
                           Fax:  (425) 453-1540
                           E-mail: dianeda@vnw.com

with a copy to:            Cooley, Godward LLP
                           5200 Carillon Point
                           Kirkland, Washington 98033-7356
                           Attention:  Christopher Wright, Esq.
                           Fax:  (425) 893-7777
                           E-mail:  cwwright@cooley.com

         All such notices, request, demands, consents and other communications shall be deemed to have been duly given or sent two (2) days following the date on which mailed, or on the date on which delivered by hand, by facsimile transmission or e-mail (receipt confirmed), as the case may be, and addressed as aforesaid.

         9.6 Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby.

         9.7 Counterparts. This Agreement and any exhibit hereto may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement or any exhibit hereto may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

         9.8 Effect of Headings. The article and section headings herein are for convenience only and shall not affect the construction or interpretation hereof.

         9.9   Adjustments.   All   provisions  of  this   Agreement   shall  be
automatically adjusted to reflect any stock dividend, stock split or other such form of recapitalization.

         9.10 Governing Law. The parties hereby agree that this Agreement, and the respective rights, duties and obligations of the parties hereunder, shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, without giving effect to principles of conflicts of law thereunder. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought exclusively in the Federal or state courts sitting in Delaware and any court to which an appeal may be taken in any such litigation, and (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to any such action or proceeding, for itself and in respect of its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

         9.11 Assignment. The Purchasers have the right to assign or transfer any of its rights pursuant to this Agreement in connection with (and in proportion to) its transfer of securities purchased hereunder to any of its affiliates. The Company may not assign or transfer any of its rights pursuant to this Agreement unless the Company first obtains the express written consent of the Purchasers.

         9.12     Intentionally Omitted.


         9.13 Waiver of Jury Trial. Each of the Company, Go2Net and Vulcan hereby expressly waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this agreement, any other related agreements or any dealings between them relating to the subject matter of this agreement. The Company and the Purchasers also waive any bond or surety or security upon such bond which might, but for this waiver, be required of any party. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Company and the Purchasers further warrant and represent that each has reviewed this waiver with its legal counsel, and that each voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable and may only be modified either orally or in amendments, renewals, supplements or modifications to this agreement, any other related agreement or the purchased shares. In the event of litigation, this agreement may be filed as a written consent to a trial (without a jury) by the court.

         9.14 Attorneys Fees. If any legal proceeding is initiated by any party hereto to enforce this Agreement or otherwise with respect to the subject matter of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees incurred in connection with any such proceedings.

         9.15 HSR Act. On or before the date of the exercise of the Warrant, all required filings (if necessary) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") shall have been made by the parties required to do so, and any waiting period (and any extension thereof) under the HSR Act, applicable to the transactions contemplated hereby shall have expired or shall have terminated and neither the Company nor the Purchasers shall be subject to any injunction or temporary restraining order against consummation of the transactions contemplated hereby.

         9.16 Right of First Refusal. If a Purchaser proposes to sell, transfer or assign any of its Purchased Shares or Warrant Shares on or before February 4, 2001 then prior to such sale, transfer or assignment, such Purchaser shall give written notice to the Company of such transfer, sale or assignment for purposes of offering the Company the opportunity to purchase such Purchase Shares or Warrant Shares on the same terms and conditions as set forth in such offer to purchase (the "Notice"). The Notice shall describe in reasonable detail the proposed transfer including: (i) the number of Purchased Shares to be transferred, (ii) the nature of such Transfer, and (iii) if such transfer is to be done by a private placement then the name and address of each prospective purchaser or transferee and the consideration to be paid for the Purchased Shares. If the Purchaser desires to sell any of the Purchased Shares to the public either pursuant to a registration statement filed with and declared effective by the Commission under the Securities Act as amended, Rule 144, then the applicable price per share shall be the closing price of the Common Stock on the New York Stock Exchange on the date of the Notice. In the event that within one (1) business day following its receipt of the Notice, the Company does not notify the Purchaser in writing of its desire to purchase all, but not less than all, of such Purchased Shares on the same terms and conditions as set forth in the Notice, then such Purchaser may sell the Purchased Shares. The Company shall effect the purchase of the Purchased Shares, including payment of the purchase price, not more than one (1) business day after delivery of its notice to the Purchaser that it intends to purchase the Purchased Shares, and at such time the Purchaser shall deliver to the Company the certificate(s) representing the Purchased Shares to be purchased by the Company, each certificate to be properly endorsed for transfer. The Purchased Shares so purchased shall thereupon be cancelled and cease to be issued and outstanding shares of the Company's Common Stock. Notwithstanding the foregoing, the right of first refusal of the Company set forth in this Section 9.16 shall not apply to any Permitted Transfer.

         9.l7. Transfer Restrictions. Each of the Purchasers shall not sell, assign or transfer all or any portion of the Purchased Shares or the Warrant Shares owned by it other than to (i) an Affiliate of such Purchaser, (ii) the other Purchaser or (iii) an Affiliate of the other Purchaser (a "Permitted Transfer"), except in compliance with this Section 9.17; provided, however that as a condition to a Permitted Transfer, the acquirer of the Purchased Shares or Warrant Shares shall have agreed to be bound by the provisions of this Section,
Section 9.16 and Article VII of this Agreement and the Company shall have received an opinion of counsel competent in such matters that the transfer is exempt from the registration requirements of the Act. During the period from the date of this Agreement until the first anniversary thereof, a Purchaser may not sell, assign or transfer all or any portion of the Purchased Shares or the Warrant Shares owned by it. During the period between the first anniversary of the date of this Agreement and the second anniversary of the date of this Agreement, a Purchaser may sell, assign or transfer up to fifty percent (50%) of the Purchased Shares and 50% of the Warrant Shares owned by such Purchaser. After the second anniversary of this Agreement each Purchaser shall be able to sell, assign or transfer all or any portion of its Purchased Shares or Warrant Shares without any restrictions.

         Notwithstanding the foregoing, the restrictions set forth above will not be applicable and a Purchaser will be able to sell, assign or transfer all or any portion of its Purchased Shares or the Warrant Shares at any time in connection with or subsequently to the following: (i) a Change of Control of the Company; (ii) a sale, assignment or transfer of greater than 10% of the Kontos Shares, provided that any such sale, assignment or transfer of the Purchased Shares and Warrant Shares by a Purchaser in connection with any such sale, assignment or transfer of the Kontos Shares shall not exceed that percentage of the Purchased Shares and Warrant Shares owned by such Purchaser as is equal to that percentage of Kontos Shares that has been sold, assigned or transferred and provided further that a transfer of Kontos Shares to the Company in connection with the exercise of one or more options granted to Arthur Kontos or delivered to the Company by Arthur Kontos to satisfy withholding taxes or any transfer or disposition of Common Stock shall not be deemed a sale, assignment or transfer of the Kontos Shares; (iii) an offering of more than 100,000 shares of Common Stock by the Company on the account of a stockholder or stockholders (other than the Purchasers or their Affiliates), pursuant to a registration statement under the Securities Act, as amended, other than a registration statement filed by the Company at the request of (and only registering for sale the shares of ) Peter
R. Kellog and/or any of his Affiliates (including IAT Reinsurance Syndicate Ltd.) or pursuant to a registration statement on Form S-8 or any successor form thereto; or (iv) upon the termination or expiration of the Co-Branding and Marketing Agreement.

                                  * * * * * * *

                      NATIONAL DISCOUNT BROKERS GROUP, INC.


                           COUNTERPART SIGNATURE PAGE

         IN WITNESS WHEREOF, the Company and the Purchaser have caused this Agreement to be duly executed and delivered as an instrument under seal as of the date first above written.

                                           THE COMPANY:

                                           NATIONAL DISCOUNT BROKERS GROUP, INC.


                                           By:    /s/ Arthur Kontos
                                                  Name: Arthur Kontos
                                                  Title: President and CEO


                                           PURCHASERS:

                                           GO2NET, INC.


                                           By:    /s/ Michael J. Ricco, Jr.
                                                  Name:  Michael J. Ricco, Jr.
                                                  Title: Chief Operating Officer



                                           VULCAN VENTURES INCORPORATED


                                           By:    /s/ William D. Savoy
                                                  William D. Savoy
                                                  Vice President


                                  Schedule 1.1


Investors                  Purchased Shares       Purchase Price                  Warrant Shares

Go2Net, Inc.                  130,000                $3,510,000                         130,000


Vulcan Ventures
Incorporated                  370,000                $9,990,000                         370,000




Exhibit 99(b)

National Discount Brokers and Go2Net Enter Into Strategic Alliance Monday, February 7, 2000 08:08 AM

Vulcan Ventures Inc. and Go2Net to Invest Up To $30 Million in National Discount Brokers NEW YORK and SEATTLE, Feb. 7 /PRNewswire/ -- National Discount Brokers Corporation/ndb.com, a leading online brokerage and financial services company (http://www.ndb.com/) and subsidiary of National Discount Brokers Group, Inc. (NYSE: NDB, news, msgs) and Go2Net, Inc. (Nasdaq: GNET, news, msgs), one of the Internet's leading networks (http://www.go2net.com/), today announced a three-year agreement establishing NDB.com as the exclusive integrated brokerage service for the Go2Net Network, including Silicon Investor (http://www.siliconinvestor.com), the Web's premier financial discussion and information site.

In addition, Go2Net will develop and license to NDB.com a co-branded version of the Silicon Investor financial discussion boards to enable NDB.com's more than 200,000 account holders to view and post messages within NDB.com. As part of the agreement, Vulcan Ventures Incorporated, the investment organization of Paul G. Allen, and Go2Net have agreed to purchase up to one million shares of common stock of from National Discount Brokers Group, Inc.

NDB.com is consistently recognized as one of the Internet's leading brokerages, having received highest overall ratings from Barron's and Money magazine, as well as a listing as one of the Internet's 100 hottest companies by Business 2.0 magazine.

The agreement establishes Silicon Investor as the first online financial discussion site with complete, integrated brokerage capabilities, complementing Silicon Investor's industry-leading community, financial research, analytics, and original editorial content offerings. It also sets the stage for Silicon Investor to extend its community membership, through the development of a co-branded Silicon Investor discussion forum for National Discount Brokers' more than 200,000 account holders.

In the coming months, Silicon Investor's more than 250,000 active members and National Discount Brokers' account holders will experience seamless integration between Silicon Investor's discussion threads and National Discount Brokers' investment site. This will allow both Silicon Investor members and NDB account holders to more easily access an array of real-time financial resources and investing tools. Under the agreement, Go2Net will receive an annual minimum payment of $7.5 million from NDB.com during the three-year term, of which the third year is cancelable, if Go2Net fails to achieve certain performance goals, in exchange for NDB.com being the exclusive integrated brokerage service for the Go2Net Network and Go2Net's development and license of the Silicon Investor discussion boards to NDB.com. Today's agreement also includes a significant marketing and promotion component, in which NDB.com will be prominently featured throughout the Go2Net Network and Silicon Investor.

Vulcan Ventures and Go2Net will purchase 500,000 shares of common stock of National Discount Brokers Group at a purchase price of $27 per share and warrants to purchase an additional 500,000 shares of common stock at a purchase price of $33 per share. As part of the agreement, Go2Net Chairman and Chief Executive Officer Russell C. Horowitz will join the National Discount Brokers Group Board of Directors.

"Today marks a historic agreement for National Discount Brokers. It provides us with access to the robust Go2Net Network, and in particular, the sophisticated membership base of Silicon Investor. NDB and Silicon Investor represent a solid fit and we look forward to working with what is widely acknowledged as the Internet's leading provider of financial discussions and information," said Dennis Marino, Chairman of National Discount Brokers Corporation. "The agreement also serves as an important endorsement of NDB and our business strategy by Vulcan Ventures, which will allow us to take advantage of new opportunities and possibly expand our services into areas such as broadband."

"This is an important agreement on many levels, as National Discount Brokers is exceptionally well positioned to not only meet the needs of Silicon Investor's membership, but to excel in an online marketplace that demands high levels of quality brokerage services," said Russell C. Horowitz, Go2Net Chairman and Chief Executive Officer. "We're looking forward to working closely with them to leverage the many opportunities ahead."

William Savoy, president of Vulcan Ventures Incorporated, added: "We're pleased to add National Discount Brokers Group to the Vulcan portfolio of companies and look forward to the possibilities of extending the NDB.com brokerage services to broadband customers through Broadband Partners, Inc."

Silicon Investor was recently relaunched, integrating the original editorial and research content of Go2Net's StockSite -- and IQC's charting and analytics services -- with a new graphical interface for the site, along with improved navigation schemes throughout its discussion threads and services. Go2Net acquired Silicon Investor in 1998 and has since established the site as an integral part of the Go2Net Network.

    About National Discount Brokers Group, Inc.
Headquartered in Jersey City, New Jersey, National Discount Brokers Group, Inc., a S&P Small Cap 600 Index company, is the parent company of two financial services entities: National Discount Brokers Corporation/ndb.com and Sherwood Securities. National Discount Brokers at November 30, 1999 had 178,400 customer accounts, with assets of $8.9 billion. Sherwood Securities' main operations are as a market maker in approximately 4,500 Nasdaq and other OTC securities. The Company has offices in Jersey City, New York, Los Angeles, Chicago, San Francisco, Denver and Boston. Customers can access National Discount Brokers Corporation/ndb.com at http://www.ndb.com, via the PowerBroker automated touch-tone telephone system 800-631-8884 or by calling 800-4-1-PRICE.

Statements made in this press release constitute forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. These forward-looking statements generally are accompanied by words such as "intend," "anticipate," "believe," "estimate," "expect," "should" or similar expressions. It should be understood that these forward-looking statements are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

    About Go2Net, Inc.
Go2Net (http://www.go2net.com/) is one of the Internet's leading networks, providing consumer services, business services, and enabling services. The company offers through the World Wide Web a network of branded properties and aggregated content in the categories of search and directory, personal finance, multi-player games, small business services and ecommerce solutions. The company also develops Internet technologies for its own network and for license to strategic partners. The Go2Net Network is home to many of the Internet's leading vertical destinations, including: MetaCrawler, Silicon Investor, the HyperMart Network, PlaySite, Dogpile and 100hot.

This announcement contains forward-looking statements that involve risks and uncertainties, including those relating to the company's ability to grow its user and advertiser base. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, the company's limited operating history, the competitive environment in which the company competes, the early stage of the Web as an advertising and electronic commerce medium, the company's dependence on advertising, sponsorship and commerce revenues, the company's dependence on strategic relationships to drive traffic to its Web sites, consumer acceptance of the company's new products and services, the company's ability to develop and integrate new technologies and services into its existing services and into new platforms, such as broadband, and the increased use of the Web for commerce. More information about the potential factors that could affect the company's business and financial results is included in the company's Annual Report on Form 10-K for the year ended September 30, 1999, which is on file with the Securities and Exchange Commission.

For information, contact Mark S. Peterson, Director of Public Relations, mark@go2net.com, or John Ruljancich, Investor Relations Manager, johnr@go2net.com, both of Go2Net, Inc., 206-447-1595; or Rich Tauberman of The MWW Group, 201-507-9500, rtauberman@mww.com, for National Discount Brokers Group , Inc.; or Rafael H. Yaghoutiel, Vice President, Investor Relations, 201-536-6830, ir@ndbgroup.com, or Frank E. Lawatsch, Jr., Executive Vice President and General Counsel, 201-946-4482, flawatsch@ndbgroup.com, both of National Discount Brokers Group, Inc.

SOURCE Go2Net, Inc.

CONTACT: Mark S. Peterson, Director of Public Relations, mark@go2net.com, or John Ruljancich, Investor Relations Manager, johnr@go2net.com, both of Go2Net, Inc., 206-447-1595; or Rich Tauberman of The MWW Group, 201-507-9500, rtauberman@mww.com, for National Discount Brokers Group, Inc.; or Rafael H. Yaghoutiel, Vice President, Investor Relations, 201-536-6830, ir@ndbgroup.com, or Frank E. Lawatsch, Jr., Executive Vice President and General Counsel, 201-946 -4482, flawatsch@ndbgroup.com, both of National Discount Brokers Group, Inc. Quote for referenced ticker symbols: NDB, GNET


(C) 2000, PR Newswire